Filed Pursuant to Rule 497(c)
Registration Statement No. 333-224305

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

PROSPECTUS SUPPLEMENT

(To Prospectus dated July 13, 2018)

14,374,758 Rights for 4,791,586 Common Shares

The Gabelli Convertible and Income Securities Fund Inc.

Subscription Rights to Purchase Common Shares

The Gabelli Convertible and Income Securities Fund Inc. (the “Fund,” “we,” “us” or “our”) is issuing subscription rights (the “Rights”) to our common stockholders (the “Common Shareholders”) to purchase additional shares of common stock (each a “Common Share” and collectively, the “Common Shares”).

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of total return on its assets. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”).

The Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “GCV.” On August 31, 2018 (the last trading date prior to the Common Shares trading ex-Rights), the last reported net asset value per share of the Common Shares was $5.80 and the last reported sales price per share of Common Shares on the NYSE was $6.61. The Fund’s outstanding 6.00% Series B Cumulative Preferred Shares (the “Series B Preferred Shares”) are listed on the NYSE under the symbol “GCV Pr B.” On August 31, 2018, the last reported sales price per share of the Series B Preferred Shares was $26.12. The Rights offered by this Prospectus Supplement and accompanying Prospectus will be admitted for trading in the NYSE under the symbol “GCV RT.”

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in the Common Shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). For additional information all holders of Rights should contact the Fund by telephone at 800-GABELLI or 914-921-5070, or by written request to The Gabelli Convertible and Income Securities Fund Inc., One Corporate Center, Rye, New York 10580-1422.

Investing in Common Shares through Rights involves certain risks that are described in the “Special Characteristics and Risks of the Rights Offering” section beginning on page S-24 of this Prospectus Supplement.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

SHAREHOLDERS WHO DO NOT FULLY EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN THEY WOULD HAVE HAD THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE SUBSTANTIAL DILUTION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE REMAINS ABOVE THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.

ANY COMMON SHARES ISSUED AS A RESULT OF THE RIGHTS OFFERING WILL NOT BE RECORD DATE SHARES FOR THE FUND’S QUARTERLY DISTRIBUTION TO BE PAID ON SEPTEMBER 21, 2018, AND WILL NOT BE ENTITLED TO RECEIVE SUCH DISTRIBUTION.

	Per Share	Total (1)
Subscription price of Common Shares to shareholders exercising Rights	$5.25	$25,155,827
Underwriting discounts and commissions	None	None
Proceeds, before expenses, to the Fund	$5.25	$25,155,827

(1)

The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $276,000. This estimate includes certain expenses of G.research, LLC, the dealer manager for the Rights offering, that may be reimbursed by the Fund. See “Distribution Arrangements.”

The Common Shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about October 23, 2018.

The date of this Prospectus Supplement is September 4, 2018.

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Convertible and Income Fund Inc. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

Prospectus

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information (“SAI”) contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus and in the SAI. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying Prospectus and “Special Characteristics and Risks of the Rights Offering” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus, or in the SAI, are made as of the date of this Prospectus Supplement or the accompanying Prospectus or SAI, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Common Shares.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offering	One transferable subscription right (a “Right”) will be issued for each share of common stock of the Fund (each, a “Common Share,” and collectively, the “Common Shares”) held on the record date. Rights are expected to trade on the New York Stock Exchange (“NYSE”). The Rights will allow common shareholders to subscribe for new Common Shares of the Fund. 14,374,758 Common Shares of the Fund are outstanding as of August 31, 2018. Three Rights will be required to purchase one Common Share. An over-subscription privilege will be offered, subject to the right of the Board of Directors of the Fund (the “Board”) to eliminate the over-subscription privilege. 4,791,586 Common Shares of the Fund will be issued if all Rights are exercised. See “Terms of the Rights Offering.” Any common shares issued as a result of the Rights offering will not be record date shares for the Fund’s quarterly distribution to be paid on September 21, 2018, and will not be entitled to receive such distribution.

Amount Available for Primary Subscription	Approximately $25,155,827, before expenses.

Title	Subscription Rights for Common Shares

Subscription Price	Three Rights may be exercised at a price of $5.25 per Common Share (the “Subscription Price”). See “Terms of the Rights Offering.”

Record Date	Rights will be issued to holders of record of the Fund’s Common Shares as of the close of business on September 5, 2018 (the “Record Date”). See “Terms of the Rights Offering.”

Number of Rights Issued	One Right will be issued in respect of each Common Share of the Fund outstanding as of the close of business on the Record Date. See “Terms of the Rights Offering.”

Number of Rights Required to Purchase One Common Share	A holder of Rights may purchase one Common Share of the Fund for every three Rights exercised. The number of Rights to be issued to a shareholder as of the close of business on the Record Date will be rounded up to the nearest number of Rights evenly divisible by three. See “Terms of the Rights Offering.”

Over-Subscription Privilege

Holders of Common Shares as of the close of business on the Record Date (“Record Date Shareholders”) who fully exercise all Rights initially issued to them are entitled to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other Rights holders at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. The allocation process may involve a series of allocations in order to assure that the total number of Common Shares available for over-subscription is distributed on a pro rata basis. Common Shares acquired pursuant to the over-subscription privilege are subject to allotment. Rights acquired in the secondary market may not participate in the over-subscription privilege.

Notwithstanding the above, the Board has the right in its absolute discretion to eliminate the over-subscription privilege if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date (as defined below). See “Over-Subscription Privilege.”

Transfer of Rights	The Rights will be transferable. See “Terms of the Rights Offering,” “Sales by Rights Agent” and “Method of Transferring Rights.”

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on October 17, 2018 (the “Expiration Date”) (the “Subscription Period”), unless otherwise extended. See “Terms of the Rights Offering” and “Method of Exercise of Rights.”

Offering Expenses	The expenses of the offering are expected to be approximately $276,000 and will be borne by holders of the Fund’s Common Shares. See “Use of Proceeds.”

Sale of Rights	The Rights are transferable and will be admitted for trading on the NYSE under the symbol “GCV RT.” Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. For purposes of this Prospectus, a “Business Day” shall mean any day on which trading is conducted on the NYSE.

The value of the Rights, if any, will be reflected by their market price on the NYSE. Rights may be sold by individual holders or may be submitted to Computershare Trust Company, N.A. (the “Rights Agent”) for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent on or before 5:00 PM, Eastern Time, on October 10, 2018, five Business Days prior to the Expiration Date (or, if the subscription period is extended, by 5:00 PM, Eastern Time, on the fifth Business Day prior to the extended Expiration Date).

Rights that are sold will not confer any right to acquire any Common Shares in any over-subscription privilege, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the over-subscription privilege, if any.

Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates (as defined below) are mailed to Record Date Shareholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the Expiration Date. Common Shares are expected to begin trading ex-Rights one Business Day prior to the Record Date.

If the Rights Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. Record Date Shareholders whose addresses are outside the United States (for these purposes, the United States includes the District of Columbia and the territories and possessions of the United States) should refer to the portion of this Prospectus Supplement captioned “Foreign Restrictions.”

Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Rights Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Shareholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any over-subscription privilege. See “Terms of the Rights Offering” and “Sales by Rights Agent.”

Use of Proceeds	The Fund estimates the net proceeds of the offering to be approximately $24,879,827. This figure is based on the Subscription Price per Common Share of $5.25 and assumes all new Common Shares offered are sold and that the expenses related to the offering estimated at approximately $276,000 are paid.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur if market conditions are unstable to such an extent that the Investment Adviser believes market risk is greater than the benefit of making additional investments at that time. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the Rights offering, may be used to pay distributions in accordance with the Fund’s distribution policy. Such distribution may include a return of capital and should not be considered as dividend yield or the total return from an investment in the Fund. See “Use of Proceeds”.

While it does not currently expect to do so, the Fund may also use the net proceeds from the offering to call, redeem or repurchase shares of its Series B Preferred. The Series B Preferred is callable at any time, at the discretion of the Fund. To the extent permitted by the 1940 Act and Maryland law, the Fund may at any time upon notice redeem the Series B Preferred in whole or in part at a price equal to the $25 liquidation preference per share plus accumulated but unpaid dividends through the date of redemption. The distribution rate on the Series B Preferred is 6.00%. See “Use of Proceeds”.

Taxation/Employee Benefit Plans	See “U.S. Federal Income Tax Consequences of the Offering” and “Employee Benefit Plan Considerations.”

Rights Agent	Computershare Trust Company, N.A. See “Rights Agent.”

Administrative Agent	Morrow Sodali LLC. See “Administrative Agent.”

DESCRIPTION OF THE RIGHTS OFFERING

Terms of the Rights Offering

The Fund is issuing to shareholders of record as of the close of business on September 5, 2018 (“the Record Date”, and such shareholders, the “Record Date Shareholders”), Rights to subscribe for Common Shares of the Fund. Each Record Date Shareholder is being issued one transferable Right for each Common Share owned on the Record Date. The Rights entitle the holder to acquire for $5.25 (the “Subscription Price”) one new Common Share for each three Rights held. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, Common Shares may be purchased only pursuant to the exercise of Rights in integral multiples of three. The number of Rights to be issued to a Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by three. In the case of Common Shares held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on September 19, 2018, written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period (the “Subscription Period”) which commences on September 5, 2018, and ends at 5:00 PM Eastern Time on October 17, 2018 (the “Expiration Date”), unless otherwise extended. The right to acquire one Common Share for each three Rights held during the Subscription Period (or any extension thereof) at the Subscription Price will be referred to in the remainder of this Prospectus Supplement as the “Subscription.” 14,374,758 Common Shares of the Fund are outstanding as of August 31, 2018; 4,791,586 Common Shares of the Fund will be issued if all Rights are exercised. Rights will expire on the Expiration Date and thereafter may not be exercised. Any Common Shares issued as a result of the Rights offering will not be record date shares for the Fund’s quarterly distribution to be paid on September 21, 2018, and will not be entitled to receive such distribution.

Rights may be evidenced by subscription certificates (“Subscription Certificates”) or may be uncertificated and evidenced by other appropriate documentation. The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and Common Shares paid for is set forth below in “Method of Exercise of Rights” and “Payment for Shares.” A holder of Rights will have no right to rescind a purchase after Computershare Trust Company, N.A. (the “Rights Agent”) has received the Rights exercised. See “Payment for Shares” below. It is anticipated that the Common Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

Holders of Rights who are Record Date Shareholders are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations, allotment and the right of the Board to eliminate the over-subscription privilege. See “Over-Subscription Privilege” below.

For purposes of determining the maximum number of Common Shares that may be acquired pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.

The Rights are transferable and will be admitted for trading on the NYSE under the symbol “GCV RT.” Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and also sold through the Rights Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. Trading of the Rights on the NYSE is expected to be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter is expected to be conducted on a regular way basis until and including the last NYSE trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The Common Shares are expected to begin trading ex-Rights one Business Day prior to the Record Date as determined and announced by the NYSE.

Nominees who hold the Fund’s Common Shares for the account of others, such as banks, broker-dealers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Rights Agent with proper payment. In addition, beneficial owners of the Common Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.

Participants in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”) will be issued Rights in respect of the Common Shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth in “Method of Exercise of Rights” and “Payment for Shares.”

Important Dates to Remember

EVENT	DATE
Record Date	September 5, 2018
Subscription Period*	September 5, 2018 through October 17, 2018†
Final Date Rights Will Trade	October 16, 2018†
Expiration Date*	October 17, 2018†
Payment for Shares and Subscription Certificate or Notice of Guaranteed Delivery Due*	October 19, 2018†
Issuance Date	October 23, 2018†
Confirmation Date	October 26, 2018†

*

A shareholder exercising Rights must deliver by 5:00 PM Eastern Time on October 17, 2018 (unless the offer is extended) either (a) a Subscription Certificate and payment for Common Shares or (b) a notice of guaranteed delivery and payment for Common Shares.

†	Unless the offer is extended.

Over-Subscription Privilege

The Board has the right in its absolute discretion to eliminate the over-subscription privilege with respect to primary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date. If the over-subscription privilege is not eliminated, it will operate as set forth below.

Rights holders who are Record Date Shareholders and who fully exercise their Rights are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations, allotment, and the right of the Board to eliminate the over-subscription privilege.

Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other holders of Rights at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Common Shares acquired pursuant to the over-subscription privilege are subject to allotment. Rights acquired in the secondary market may not participate in the over-subscription privilege.

Record Date Shareholders who are fully exercising their Rights during the Subscription Period should indicate on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many Common Shares they are willing to acquire pursuant to the over-subscription privilege.

To the extent sufficient Common Shares are not available to fulfill all over-subscription requests, unsubscribed Common Shares (the “Excess Shares”) will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Rights issued to them by the Fund. The allocation process may involve a series of allocations in order to assure that the total number of Common Shares available for over-subscriptions is distributed on a pro rata basis.

The formula to be used in allocating the Excess Shares is as follows:

Shareholder’s Record Date Position Total Record Date Position of All Over-Subscribers	X Excess Shares Remaining

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Rights Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of Common Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, trustees and other nominee holders of Rights with the Subscription Certificates. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the over-subscription privilege.

The Fund will not offer or sell any Common Shares that are not subscribed for during the Subscription Period or pursuant to the over-subscription privilege.

Insider Participation in Rights Offering

The Fund has been advised that the Investment Adviser and the Fund’s Directors and officers that own Common Shares may exercise some or all of the Rights initially issued to them, and may request additional Common Shares pursuant to the over-subscription privilege. An exercise of the over-subscription privilege by such persons will increase their proportionate voting power and share of the Fund’s assets.

Mario J. Gabelli, a Director of the Fund and control person of the Investment Adviser, or his affiliated entities, may exercise some or all of the Rights initially issued to them, and may request additional Common Shares pursuant to the over-subscription privilege. Mr. Gabelli, or his affiliated entities, may also offer to sell, or otherwise transfer, some or all of the Rights initially issued to them. If Mr. Gabelli, or his affiliated entities, sells or otherwise transfers some or all of the Rights initially issued to them, Mr. Gabelli intends to sell or transfer such Rights in accordance with the resale and/or transfer procedures set forth in this Prospectus Supplement under the headings “Description of the Rights Offering — Sales by Rights Agent” and “Description of the Rights Offering — Method of Selling or Transferring Rights.” Mr. Gabelli will be the beneficial owner of 1,623,342 Rights1 and may offer to sell, or otherwise transfer, up to all of such Rights. If Mr. Gabelli determines to sell or transfer all of the Rights that he may offer hereby, he will beneficially own no Rights after the completion of this Rights offering. Mr. Gabelli reserves the right to sell or transfer no Rights or an amount of Rights that is otherwise less than all of the Rights set forth in this paragraph.

[1]	Mr. Gabelli will be deemed to be the direct beneficial owner of 507,948 Rights and the indirect beneficial owner of 1,115,394 Rights.

Mr. Gabelli is Chairman of the Board of Directors, a portfolio manager of the Fund and Chief Investment Officer of the Fund. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer — Value Portfolios of GAMCO Investors, Inc. (“GBL”), an NYSE-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of the Investment Adviser and GAMCO Asset Management, Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Executive Chairman of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP.

Sales by Rights Agent

Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Rights Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Rights Agent must be received on or before 5:00 PM, Eastern Time, on October 10, 2018, five Business Days prior to the Expiration Date (or, if the subscription period is extended, by 5:00 PM, Eastern Time, on the fifth Business Day prior to the extended Expiration Date). Upon the timely receipt of the appropriate instructions to sell Rights, the Rights Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of any commissions, to the holders. The selling Rights holder will pay all brokerage commissions incurred by the Rights Agent. G.research, LLC (the “Dealer Manager”), a registered broker-dealer, may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated for its services at a commission of up to $0.01 per Right, provided that, if the Rights trade at a value of $0.01 or less at the time of such sale, then no commission will be charged. The Dealer Manager is a wholly owned subsidiary of Institutional Services Holdings, LLC, which in turn is a wholly owned subsidiary of Associated Capital Group, Inc., an affiliate of the Investment Adviser, which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli is a “controlling person” of the Dealer Manager.

The Rights Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fifth Business Day prior to the Expiration Date. These sales will be made net of commissions, taxes and any other expenses paid on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by Computershare Trust Company, N.A., in its capacity as the Fund’s transfer agent, for the account of the nonclaiming holder of Rights until the proceeds are either claimed or escheated. There can be no assurance that the Rights Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Rights Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, through an exchange or market trading the Rights. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. Holders of Rights attempting to sell any unexercised Rights in the open market through a broker-dealer other than the Dealer Manager should consider the commissions and fees charged by the broker-dealer prior to selling their Rights on the open market.

Shareholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor, or the financial press.

Method of Selling or Transferring Rights

The Rights are transferable and will be admitted for trading on the NYSE under the symbol “GCV RT.” Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date.

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Rights Agent for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent on or before 5:00 PM, Eastern Time, on October 10, 2018, five Business Days prior to the Expiration Date (or, if the subscription period is extended, by 5:00 PM, Eastern Time, on the fifth Business Day prior to the extended Expiration Date).

Rights that are sold will not confer any right to acquire any Common Shares in any over-subscription privilege, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the over-subscription privilege, if any.

Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates (as defined below) are mailed to Record Date Shareholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the Expiration Date. The Common Shares are expected to begin trading ex-Rights one Business Day prior to the Record Date.

The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Rights Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should promptly transfer such Rights to ensure that: (i) the transfer instructions will be received and processed by the Rights Agent, (ii) a new Subscription Certificate will be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates may be exercised or sold by the recipients thereof prior to the Expiration Date. Neither the Fund nor the Rights Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fee for its services charged by the Rights Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale, transfer or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be borne by the Fund or the Rights Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Rights may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as “DTC Exercised Rights”).

Rights Agent

The Rights Agent is Computershare Trust Company, N.A. The Rights Agent will receive from the Fund an amount estimated to be $70,000, composed of the fee for its services and the reimbursement for certain expenses related to the Rights offering.

Inquiries

For additional information all holders of Rights should contact the Fund by telephone at 800-GABELLI (422-3554) or 914-921-5070, or by written request to The Gabelli Convertible and Income Securities Fund Inc., One Corporate Center, Rye, New York 10580-1422.

Administrative Agent

Morrow Sodali LLC is serving as administrative agent for this Rights offering. Morrow Sodali LLC will perform administrative services in connection with the Rights offering, including consultation and preparation in connection with the search of, and distribution of materials to, brokers and banks, and other nominees. Morrow Sodali LLC will also perform other administrative and back office services at the Fund’s authorization and instruction. For its services, Morrow Sodali LLC will receive a fee of $4,000 from the Fund, plus reimbursement of its out of pocket expenses.

Method of Exercise of Rights

Rights may be exercised by completing and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Rights Agent, together with payment for the Common Shares as described below under “Payment for Shares.” Rights may also be exercised through the broker of a holder of Rights, who may charge the holder of Rights a servicing fee in connection with such exercise.

Completed Subscription Certificates and payment must be received by the Rights Agent prior to 5:00 PM Eastern Time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). Your broker, bank, trust company or other intermediary may impose a deadline for exercising Rights earlier than 5:00 PM, Eastern Time, on the Expiration Date. The Subscription Certificate and payment should be delivered to the Rights Agent at the following address:

If By First Class Mail:

The Gabelli Convertible and Income Securities Fund Inc.

c/o Computershare Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

If By Registered, Certified or Express Mail or Overnight Courier:

The Gabelli Convertible and Income Securities Fund Inc.

c/o Computershare Trust Company, N.A.

250 Royall Street , Suite V

Canton, MA 02021

Payment for Shares

Holders of Rights who acquire Common Shares in the Subscription may choose between the following methods of payment:

(1) A holder of Rights can send the Subscription Certificate, together with payment in the form of a check (which must include the name of the shareholder on the check) for the Common Shares subscribed for in the Rights offering and, if eligible, for any additional Common Shares subscribed for pursuant to the over-subscription privilege, to the Rights Agent based on the Subscription Price of $5.25 per Common Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Rights Agent at one of the addresses noted above prior to 5:00 PM Eastern Time on the Expiration Date. The Rights Agent will deposit all share purchase checks received by it prior to the final due date into a segregated account pending proration and distribution of Common Shares. The Rights Agent will not accept cash as a means of payment for Common Shares.

(2) Alternatively, a subscription will be accepted by the Rights Agent if, prior to 5:00 PM Eastern Time on the Expiration Date, the Rights Agent has received a written notice of guaranteed delivery by mail or email from a bank, trust company, or a NYSE member, guaranteeing delivery of a properly completed and executed Subscription Certificate. In order for the notice of guarantee to be valid, full payment for the Common Shares at the Subscription Price of $5.25 per Common Share must be received with the notice. The Rights Agent will not honor a notice of guaranteed delivery unless a properly completed and executed Subscription Certificate is received by the Rights Agent by the close of business on the second Business Day after the Expiration Date. The notice of guaranteed delivery must be emailed to the Rights Agent at canoticeofguarantee@computershare.com or delivered to the Rights Agent at one of the addresses noted above.

EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY CHECK (WHICH MUST INCLUDE THE NAME OF THE SHAREHOLDER ON THE CHECK) DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

If a holder of Rights who acquires Common Shares pursuant to the Rights offering does not make payment of all amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Common Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Common Shares which could be acquired by such holder upon exercise of the Rights or any over-subscription privilege; (iii) sell all or a portion of the Common Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Common Shares and to enforce the relevant guarantee of payment.

Any payment required from a holder of Rights must be received by the Rights Agent prior to 5:00 PM Eastern Time on the Expiration Date. Issuance and delivery of certificates for the Common Shares purchased are subject to collection of checks.

Within seven Business Days following the Expiration Date (the “Confirmation Date”), a confirmation will be sent by the Rights Agent to each holder of Rights (or, if the Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Common Shares acquired pursuant to the Subscription, (ii) the number of Common Shares, if any, acquired pursuant to the over-subscription privilege, and (iii) the per share and total purchase price for the Common Shares. Any payment required from a holder of Rights must be received by the Rights Agent on or prior to the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on its behalf by the Rights Agent, will be mailed by the Rights Agent to the holder within ten Business Days after the Expiration Date.

A holder of Rights will have no right to rescind a purchase after the Rights have been exercised.

Holders, such as broker-dealers, trustees, or depositories for securities, who hold Common Shares for the account of others, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Rights Agent with the proper payment. In addition, beneficial owners of Common Shares or Rights held through such a holder should contact the holder and request that the holder effect transactions in accordance with the beneficial owner’s instructions. Banks, broker-dealers, trustees, and other nominee holders that hold Common Shares of the Fund for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in any over-subscription privilege offered.

THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE RIGHTS AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE RIGHTS AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 PM, EASTERN TIME, ON THE EXPIRATION DATE.

All questions concerning the timeliness, validity, form, and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Rights Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address; for these purposes, the United States includes the District of Columbia and the terrirotires and possessions of the United States). Because the offering of the Rights will not be registered in any jurisdiction other than the United States, the Rights Agent will attempt to sell all of the Rights issued to shareholders of record outside of these jurisdictions and remit the net proceeds, if any, to such shareholders of record. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Notice of Net Asset Value Decline

The Fund has, pursuant to the SEC’s regulatory requirements, undertaken to suspend the Rights offering until the Fund amends this Prospectus Supplement if, after September 4, 2018 (the date of this Prospectus Supplement), the Fund’s net asset value declines more than 10% from the Fund’s net asset value as of that date. In that event, the Expiration Date will be extended and the Fund will notify Record Date Shareholders of any such decline and permit Rights holders to cancel their exercise of Rights.

Employee Benefit Plan Considerations

Holders of Rights that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including, without limitation, corporate retirement and 401(k) plans each, an ERISA Plan), or, are Individual Retirement Accounts (“IRAs”) and other plans subject to Section 4975 of the Code (each a “Plan” and collectively with ERISA Plans, the “Plans”) should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) made in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes and nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other plans, additional contributions of cash could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Plans contemplating the receipt of additional contributions of cash to exercise Rights should consult with their counsel prior to receiving or using such contributions.

Any fiduciary of a Plan with responsibility for decisions regarding the exercise or other disposition of Rights, and any investment in additional Common shares as a consequence thereof should consider, among other things, to the extent applicable, the fiduciary standards of ERISA and the Code in the context of the Plan’s particular circumstances before making such decisions. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Plan or the management or disposition of the assets of a Plan, or who renders investment advice for a fee or other compensation to a Plan, is generally considered to be a fiduciary of the Plan. Accordingly, among other factors, the fiduciary should consider whether the exercise and investment would satisfy the prudence and diversification requirements of ERISA, to the extent applicable, and would be consistent with its fiduciary responsibilities, and the documents and instruments governing the Plan. Neither the Fund nor the Investment Adviser, nor any of their respective affiliates has provided or will provide advice as a fiduciary (for purposes of ERISA or Section 4975 of the Code) with respect to disposition of Rights by a Plan.

To the extent the Fund, the Investment Adviser or certain of their respective affiliates might be considered a “party in interest” or a “disqualified person” with respect to a Plan, prohibited transactions may arise in connection with exercises, transfers or other dispositions of Rights pursuant to an available exemption. In this regard the U.S. Department of Labor has issued prohibited transaction class exemptions that potentially may apply. These exemptions include transactions effected on behalf of a Plan by a “qualified professional asset manager” (prohibited transaction exemption 84-14) or an “in-house asset manager” (prohibited transaction exemption 96-23), transactions involving insurance company general accounts (prohibited transaction exemption 95-60), transactions involving insurance company pooled separate accounts (prohibited transaction exemption 90-1), and transactions involving bank collective investment funds (prohibited transaction exemption 91-38). In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code provide relief from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions, provided that neither the issuer of the securities nor any of its affiliates (directly or indirectly) have or exercise any discretionary authority or control or render any investment advice with respect to the assets of any Plan involved in the transaction and provided further that the Plan receives no less and pays no more than “adequate consideration” (within the meaning of Section 408(b)(17) of ERISA and Section 4975(f)(10) of the Code). There can be no assurance that all of the conditions of any such exemptions will be satisfied with respect to transactions involving Rights or any Common Shares obtained pursuant to any Rights.

Governmental plans, certain church plans and non-U.S. plans may not be subject to the prohibited transaction provisions of ERISA or the Code but may be subject to similar laws (“Similar Laws”). Fiduciaries of any such plans should consult with counsel before exercise or transfer of Rights.

Because of the foregoing, the person making the decision on behalf of a Plan or a governmental, church or foreign plan will be deemed to represent on behalf of itself and the plan that the exercise of or disposition of any Rights will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or any applicable Similar Law.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for non-compliance, Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Shares as a percentage of net assets attributable to Common Shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the Rights offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	None
Offering Expenses Borne by the Fund (as a percentage of offering price)	1.10	%(1)
Dividend Reinvestment and Cash Purchase Plan Fees	None
Purchase Transactions	$0.75	(2)
Sale Transactions	$2.50	(2)

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Management Fees	1.23	%(3)
Interest on Borrowed Funds	None	(4)
Other Expenses	0.49	%(5)

Total Annual Expenses	1.72%
Dividends on Series B Preferred Shares	1.38%

Total Annual Expenses and Dividends on Series B Preferred Shares	3.10	%(3)

(1)

Total offering expenses are estimated to be $276,000, and assumes that the Rights offering is fully subscribed. As reflected in the Expense Example following this table, the offering expenses will be borne by the Fund and indirectly by all of the Fund’s Common Shareholders, including those who do not exercise their Rights, and will result in a reduction of the NAV of the Common Shares.

(2)

Shareholders participating in the Fund’s Automatic Dividend Reinvestment Plan do not incur any additional fees. Shareholders participating in the Voluntary Cash Purchase Plan would pay $0.75 per transaction plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans” in the Prospectus.

(3)

The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets, including proceeds attributable to any outstanding preferred shares, with no deduction for liquidation preference of any preferred shares, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, since the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund did not utilize a leveraged capital structure.

(4)	The Fund has no current intention of borrowing from a lender or issuing notes.
(5)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuance.

Example

The following example illustrates the expenses (including estimated offering expenses of $276,000 from the issuance of $25,155,827 in Common Shares) you would pay on a $1,000 investment in Common Shares, assuming the Rights offering is fully subscribed and a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$31	$95	$162	$340

*

The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The example above includes Dividends on Series B Preferred Shares. If Dividends on Series B Preferred Shares were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$17	$54	$93	$203

USE OF PROCEEDS

The Fund estimates the net proceeds of the Rights offering to be approximately $24,879,827, based on the Subscription Price per Common Share of $5.25, assuming all new Common Shares offered are sold and that the expenses related to the Rights offering estimated at approximately $276,000 are paid.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur if market conditions are unstable to such an extent that the Investment Adviser believes market risk is greater than the benefit of making additional investments at that time. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the Rights offering, may be used to pay distributions in accordance with the Fund’s distribution policy. Such distribution may include a return of capital and should not be considered as dividend yield or the total return from an investment in the Fund. See “Use of Proceeds” in the Prospectus.

While it does not currently expect to do so, the Fund may also use the net proceeds from the offering to call, redeem or repurchase shares of its Series B Preferred. The Series B Preferred is callable at any time, at the discretion of the Fund. To the extent permitted by the 1940 Act and Maryland law, the Fund may at any time upon notice redeem the Series B Preferred in whole or in part at a price equal to the $25 liquidation preference per share plus accumulated but unpaid dividends through the date of redemption. The distribution rate on the Series B Preferred is 6.00%.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of June 30, 2018 and its adjusted capitalization assuming the Common Shares available in the Rights offering discussed in this Prospectus Supplement had been issued.

	As of June 30, 2018 (unaudited)
	Actual	As adjusted
Cumulative Preferred Shares, $0.001 par value:
(The “Actual” column reflects the Fund’s outstanding capitalization of preferred shares as of June 30, 2018 and the “As adjusted” column reflects the Fund’s outstanding capitalization of preferred shares as of September 4, 2018.)	$24,138,700	$24,138,700
Shareholders’ equity applicable to Common Shares:
Common Shares, $0.001 par value per share.
(The “Actual” column reflects the Fund’s outstanding capitalization of 14,374,758 Common Shares as of June 30, 2018; the “As adjusted” column assumes the issuance of 4,791,586 Common Shares issued in the primary subscription and the outstanding capitalization of 14,374,758 Common Shares as of June 30, 2018.)	14,375	19,166
Paid-in surplus*	63,086,791	87,961,826
Accumulated distributions in excess of net investment income	(126,115)	(126,115)
Accumulated net realized gain on investments and foreign currency transactions	1,909,299	1,909,299
Net unrealized appreciation on investments and foreign currency translations	15,538,142	15,538,142

Net assets applicable to Common Shares	80,422,492	105,302,319
Liquidation preference of preferred shares	24,138,700	24,138,700

Net assets, plus the liquidation preference of preferred shares	104,561,192	129,441,019

*

As adjusted paid-in surplus reflects the issuance of 4,791,586 Common Shares at $5.25 per Common Share issued in the primary subscription and a deduction for the estimated underwriting discounts of $0 and estimated offering expenses of the Common Shares offering borne by the Fund of $276,000.

For financial reporting purposes, the Fund is required to deduct the liquidation preference of its outstanding preferred shares from “net assets,” so long as the senior securities have redemption features that are not solely within the control of the Fund. For all regulatory purposes, the Fund’s preferred shares will be treated as equity (rather than debt).

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into the Statement of Additional Information. The financial information for the six months ended June 30, 2018 is unaudited. The financial information for the five fiscal years ended December 31, 2017, 2016, 2015, 2014 and 2013 has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the Statement of Additional Information.

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015		2014		2013
Operating Performance:
Net asset value, beginning of year	$5.57		$5.30	$5.30	$6.09		$6.49		$5.62

Net investment income	0.05		0.09	0.12	0.07		0.07		0.09
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, and foreign currency transactions	0.26		0.77	0.39	(0.28)		0.14		1.37

Total from investment operations	0.31		0.86	0.51	(0.21)		0.21		1.46

Distributions to Preferred Shareholders:(a)
Net investment income	(0.01	)*	(0.03)	(0.03)	(0.01)		(0.03)		(0.03)
Net realized gain	(0.04	)*	(0.08)	(0.07)	(0.09)		(0.07)		(0.08)

Total distributions to preferred shareholders	(0.05)		(0.11)	(0.10)	(0.10)		(0.10)		(0.11)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.26		0.75	0.41	(0.31)		0.11		1.35

Distributions to Common Shareholders:
Net investment income	(0.03	)*	(0.12)	(0.10)	(0.05)		(0.08)		(0.09)
Net realized gain	(0.21	)*	(0.36)	(0.30)	(0.32)		(0.19)		(0.31)
Return of capital	—		—	(0.01)	(0.11)		(0.24)		(0.08)

Total distributions to common shareholders	(0.24)		(0.48)	(0.41)	(0.48)		(0.51)		(0.48)

Fund Share Transactions:
Decrease in net asset value from common share transactions	—		—	—	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
Increase in net asset value from common shares issued upon reinvestment of distributions	0.00	(b)	—	—	—		—		—

Total Fund share transactions	0.00	(b)	—	—	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net Asset Value Attributable to Common Shareholders, End of Period	$5.59		$5.57	$5.30	$5.30		$6.09		$6.49

NAV total return †	4.64%		14.59%	8.34%	(5.39)%		1.75%		24.83%

Market value, end of period	$6.52		$5.90	$4.69	$4.78		$6.08		$6.16

Investment total return ††	15.18%		37.53%	6.97%	(14.18)%		7.07%		24.73%

Selected data for a common share outstanding throughout each period:

	Six Months Ended
	June 30, 2018		Year Ended December 31,
	(Unaudited)		2017		2016		2015		2014	2013
Ratios to Average net assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$104,561		$103,445		$98,733		$98,742		$109,219	$113,795
Net assets attributable to common shares, end of period (in 000’s)	$80,422		$79,306		$74,594		$74,603		$85,080	$89,656
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.80	%(c)	1.56%		2.37%		1.19%		1.05%	1.43%
Ratio of operating expenses to average net assets attributable to common shares before fees waived(d)	1.91	%(c)(e)	1.96	%(e)	1.95	%(e)(f)(g)	1.88	%(e)(f)	1.90%	1.80%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any(h)	1.61	%(c)(e)	1.96	%(e)	1.95	%(e)(f)(g)	1.59	%(e)(f)	1.62%	1.80%
Portfolio turnover rate	24%		27%		71%		24%		22%	35%
Cumulative Preferred Stock:
6.000% Series B Preferred
Liquidation value, end of period (in 000’s)	$24,139		$24,139		$24,139		$24,139		$24,139	$24,139
Total shares outstanding (in 000’s)	966		966		966		966		966	966
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00		$25.00	$25.00
Average market value(i)	$25.98		$26.45		$26.52		$25.81		$25.44	$25.30
Asset coverage per share	$108.29		$107.14		$102.26		$102.26		$113.12	$117.85
Asset Coverage	433%		429%		409%		409%		452%	471%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. Total return for a period of less than one year is not annualized.
††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014, and 2013 would have been 1.47%, 1.50%, 1.46%, 1.46%, 1.49%, and 1.40%, respectively.

(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.

(f)

The Fund incurred dividend expenses on securities sold short. If this expense had not been incurred, the expense ratios for the year ended December 31, 2015 would have been 1.87% attributable to common shares before fees waived, 1.57% attributable to common shares net of advisory fee reduction, 1.44% including liquidation value of preferred shares before fees waived, and 1.22% including liquidation value of preferred shares net of advisory fee reduction. For the year ended December 31, 2016, the impact was minimal.

(g)

During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the expenses ratios would have been 1.69% attributable to common shares before fees waived, 1.69% attributable to common shares net of advisory fee reduction, 1.26% including liquidation value of preferred shares before fees waived, and 1.26% including liquidation value of preferred shares net of advisory fee reduction.

(h)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014, and 2013 would have been 1.24%, 1.50%, 1.46% 1.23%, 1.27%, and 1.40%, respectively.

(i)	Based on weekly prices.

PRICE RANGE OF COMMON SHARES

The following table sets forth, for the quarters indicated, the high and low sale prices on the NYSE per share of our Common Shares and the net asset value and the premium or discount from net asset value per share at which the Common Shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Corresponding Net Asset Value (“NAV”) Per Share		Corresponding Premium or Discount as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2016	$4.75	$3.98	$5.22	$4.61	(9.00)%	(13.67)%
June 30, 2016	$4.76	$4.45	$5.25	$5.04	(9.33)%	(11.71)%
September 30, 2016	$5.03	$4.62	$5.16	$5.10	(2.52)%	(9.41)%
December 31, 2016	$4.90	$4.49	$5.16	$4.90	(5.04)%	(8.37)%
March 31, 2017	$5.08	$4.71	$5.61	$5.34	(9.45)%	(11.80)%
June 30, 2017	$5.24	$4.89	$5.63	$5.43	(6.93)%	(9.94)%
September 30, 2017	$6.00	$4.91	$5.55	$5.45	8.11%	(9.91)%
December 31, 2017	$6.04	$5.58	$5.59	$5.60	8.08%	(0.36)%
March 31, 2018	$6.04	$5.64	$5.80	$5.50	4.14%	2.55%
June 30, 2018	$6.68	$5.73	$5.72	$5.42	16.78%	5.72%
Period from July 1, 2018 through August 31, 2018	$6.91	$6.24	$5.76	$5.58	19.97%	11.83%

On August 31, 2018, the last reported net asset value per Common Share was $5.80 and the last reported sales price per Common Share on the NYSE was $6.61. Accordingly, our Common Shares traded at a premium to net asset value of 13.97% on August 31, 2018.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING

Risk is inherent in all investing. Therefore, before investing in the Common Shares you should consider the risks associated with such an investment carefully. See “Risk Factors and Special Considerations” in the Prospectus. The following summarizes some of the matters that you should consider before investing in the Fund through the Rights offering:

Dilution. As with any security, the price of the Fund’s Common Shares fluctuates with market conditions and other factors. The Common Shares are currently trading at a premium to their net asset value. However, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for shareholders expecting to sell their Common Shares in a relatively short period of time following completion of this Rights offering. The net asset value of the Common Shares will be reduced immediately following this Rights offering as a result of the accrual of certain offering costs.

If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Rights offering is over. In addition, you will experience an immediate dilution of the aggregate net asset value per Common Share, if the Subscription Price is below the Fund’s net asset value per Common Share on the Expiration Date, because:

•	the offered Common Shares are being sold at less than their current net asset value;

•	you will indirectly bear the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund’s net assets.

On the other hand, if the Subscription Price is above the Fund’s net asset value per Common Share on the Expiration Date, you may experience an immediate accretion of the aggregate net asset value per Common Share whether or not you participate in the offering, because:

•	the offered Common Shares are being sold at more than their current net asset value after deducting the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately less than the increase in the amount of the Fund’s net assets.

Furthermore, if you do not participate in the over-subscription privilege, if it is available, your percentage ownership may also be diluted relative to those that oversubscribe. The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per Common Share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Rights offering on net asset value per Common Share is shown by the following examples, assuming the Rights offering is fully subscribed and a $5.25 Subscription Price:

Scenario 1: (assumes net asset value per Common Share is above subscription price)(1)

NAV(2)	$5.80
Subscription Price	$5.25
Decrease in NAV($)(3)	$(0.15)
Decrease in NAV(%)	(2.59)%

Scenario 2: (assumes net asset value per Common Share is below subscription price)(1)

NAV(4)	$5.00
Subscription Price	$5.25
Increase in NAV($)(3)	$0.05
Increase in NAV(%)	1.00%

(1)	Both examples assume the full primary subscription is exercised. Actual amounts may vary due to rounding.
(2)

For illustrative purposes only; reflects the Fund’s net asset value per Common Share as of August 31, 2018. It is not known at this time what the net asset value per Common Share will be on the Expiration Date.

(3)	Assumes $276,000 in estimated offering expenses.
(4)	For illustrative purposes only. It is not known at this time what the net asset value per Common Share will be on the Expiration Date.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

The Fund’s largest shareholders could increase their percentage ownership in the Fund through the exercise of the primary subscription and over-subscription privilege.

Leverage. Leverage creates a greater risk of loss, as well as a potential for more gain, for the Common Shares than if leverage were not used. Following the completion of the Rights offering, the Fund’s amount of leverage outstanding will decrease. The leverage of the Fund as of June 30, 2018 was approximately 23% of the Fund’s net assets (which includes the liquidation preference of the Series B Preferred Shares). After the completion of the Rights offering, the amount of leverage outstanding is expected to decrease to approximately 19% of the Fund’s net assets. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time increases risk. When leverage is employed, the net asset value and market price of the Common Shares and the yield to holders of Common Shares may be more volatile. Any investment income or gains earned with respect to the assets attributable to leverage in excess of the interest or dividend payments due on such leverage will augment the Fund’s income. Conversely, if the investment performance with respect to the assets attributable to leverage fails to cover the interest or dividend payments on such leverage, the value of the Fund’s Common Shares may decrease more quickly than would otherwise be the case, and distributions on the Common Shares could be reduced or eliminated. Interest or dividend payments and fees incurred in connection with such leverage will reduce the amount of net income available for distribution to holders of the Common Shares.

Because the fee paid to the Investment Adviser is calculated on the basis of the Fund’s average weekly net assets, which include the proceeds of leverage, the dollar amount of the management fee paid by the Fund to the Investment Adviser will be higher (and the Investment Adviser will be benefited to that extent) when leverage is utilized. The Investment Adviser will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

The Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series B Preferred Shares if the total return of the NAV of the shares of common stock of the Fund, including distributions and advisory fees subject to reduction, does not exceed the stated dividend rate of the Series B Preferred Shares for the year. The Fund’s total return on the NAV of shares of the Fund’s common stock is monitored on a monthly basis to assess whether the total return on the NAV of such shares exceeds the stated dividend rate for the period. See “Management of the Fund — General” in the attached Prospectus.

The Fund’s leveraging strategy may not be successful.

Estimated Effects of Leverage After the Offer. Assuming that leverage will (1) be equal in amount to approximately 19% of the Fund’s total net assets (which includes the liquidation preference of the Series B Preferred Shares), and (2) involve dividend payments at an annual dividend rate of 6.00% on the liquidation preference of the Series B Preferred Shares, then the annual return generated by the Fund’s portfolio (net of estimated expenses) must exceed approximately 1.20% of the Fund’s total net assets (which includes the liquidation preference of the Series B Preferred Shares) in order to cover such dividend payments and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (composed of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects leverage representing 19% of the Fund’s net assets (which includes the liquidation preference of the Series B Preferred Shares), the Fund’s current annual dividend rate of 6.00% on the liquidation preference of the Series B Preferred Shares, a management fee at an annual rate of 1.00% of the liquidation preference of a the Series B Preferred Shares and estimated annual incremental expenses attributable to the Series B Preferred Shares of 0.10% of the Fund’s net assets attributable to common shares.

Assumed Return on Portfolio (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Shareholder	(13.92)%	(7.77)%	(1.63)%	4.52%	10.67%

Common share total return is composed of two elements — the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including net realized gains) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Benefits to Investment Adviser. The Investment Adviser will benefit from the Rights offering, in part, because the investment advisory fee paid by the Fund to the Investment Adviser is based on the Fund’s net assets (including the liquidation preference of the Series B Preferred Shares). It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Rights offering because it is not known how many Common Shares of the Fund will be subscribed for and because the proceeds of the Rights offering will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised, the Fund would pay the Investment Adviser a management fee of 1.00% on the Fund’s additional net assets attributable to the anticipated net proceeds of this Rights offering ($24,879,827).

Because the net proceeds of this Rights offering will generally be invested in accordance with the Fund’s investment objective and policies (see “Use of Proceeds”), the amount of the Fund’s net assets attributable to the proceeds of this Rights offering will fluctuate in accordance with the Fund’s investment performance.

Increase in Share Price Volatility; Decrease in Share Price. The Rights offering may result in an increase in trading of the Common Shares, which may increase volatility in the market price of the Common Shares. The Rights offering may result in an increase in the number of shareholders wishing to sell their Common Shares, which would exert downward price pressure on the price of Common Shares.

Under-Subscription. It is possible that the Rights offering will not be fully subscribed. Under-subscription of the Rights offering would have an impact on the net proceeds of the Rights offering and whether the Fund achieves any benefits.

RIGHTS OFFERING

This Rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFERING

The following is a general summary of the U.S. federal income tax consequences of the Rights offering to Record Date Shareholders who are U.S. persons for U.S. federal income tax purposes. The following summary supplements the discussion set forth in the accompanying Prospectus and SAI and is subject to the qualifications and assumptions set forth therein. The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund.

Please refer to the “Taxation” section in the Fund’s Prospectus and SAI for a description of the consequences of investing in the Common Shares of the Fund. Special tax considerations relating to this Rights offering are summarized below:

•	The value of a Right will not be includible in the income of a Common Shareholder at the time the subscription Right is issued.

•

The basis of a Right issued to a Common Shareholder will be zero, and the basis of the share with respect to which the Right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such Common Shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the Right a portion of the basis of the old share. If either (a) or (b) applies, such Common Shareholder must allocate basis between the old share and the Right in proportion to their fair market values on the date of distribution.

•	The basis of a Right purchased in the market will generally be its purchase price.

•	The holding period of a Right issued to a Common Shareholder will include the holding period of the old share.

•

No loss will be recognized by a Common Shareholder if a Right distributed to such Common Shareholder expires unexercised because the basis of the old share may be allocated to a Right only if the Right is exercised or sold. If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

•

Any gain on the sale of a Right will be a capital gain if the Right is held as a capital asset (which in the case of a Right issued to Record Date Shareholders will depend on whether the old share is held as a capital asset), and will be a long term capital gain if the holding period is deemed to exceed one year.

•

No gain or loss will be recognized by a Rights holder upon the exercise of a Right, and the basis of any Common Share acquired upon exercise (the new Common Share) will equal the sum of the basis, if any, of the Right and the subscription price for the new Common Share. The holding period for the new Common Share will begin on the date when the Right is exercised (or, in the case of a Right purchased in the market, potentially the day after the date of exercise).

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders, with respect to U.S. federal income taxation only. Other tax issues such as state and local taxation may apply. Investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

DISTRIBUTION ARRANGEMENTS

G.research, LLC, which is a broker-dealer and member of the Financial Industry Regulatory Authority, Inc., will act as Dealer Manager for the Rights offering. Under the terms and subject to the conditions contained in the agreement among the Fund, the Investment Adviser, and the Dealer Manager (the “Dealer Manager Agreement”), the Dealer Manager will provide financial structuring services and marketing services in connection with the offering and will solicit the exercise of Rights and participation in the over-subscription privilege. The Fund will not pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services. The Fund and the Investment Adviser have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the Rights offering, the Dealer Manager may independently offer for sale Rights or Common Shares to be acquired by it through purchasing and exercising Rights, at prices it sets. Gains or losses may be realized by the Dealer Manager through the purchase and exercise of Rights or purchase and sale of Common Shares. Such activity is intended by the Dealer Manager to facilitate the Rights offering and any such gains or losses are not expected to be material to the Dealer Manager.

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Investment Adviser and their affiliates.

The Fund will pay the out of pocket expenses of the Dealer Manager, including the fees and disbursements of counsel to the Dealer Manager and the printing or other production, mailing and delivery expenses incurred in connection with Offering Materials (as defined in the Dealer Manager Agreement), including all reasonable out of pocket fees and expenses, if any and not to exceed $1,000, incurred by the Dealer Manager and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Rights offering to their customers. These reimbursements will not exceed 0.0040% of the total public offering price of the Common Shares.

The principal business address of G.research, LLC is One Corporate Center, Rye, New York 10580-1422.

The Dealer Manager is a wholly owned subsidiary of Institutional Services Holdings, LLC, which in turn is a wholly owned subsidiary of Associated Capital Group, Inc., an affiliate of the Investment Adviser, which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli is a “controlling person” of the Dealer Manager.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts, counsel to the Fund, and Venable LLP, Special Maryland counsel to the Fund, in connection with this Rights offering.

FINANCIAL STATEMENTS

The Fund’s unaudited financial statements as of and for the six months ended June 30, 2018 should be read in conjunction with the audited financial statements of the Fund and the Notes thereto included in the Annual Report to the Fund’s shareholders for the fiscal year ended December 31, 2017. The audited annual financial statements of the Fund are incorporated by reference into the SAI and the unaudited semiannual financial statements of the Fund are incorporated by reference into this Prospectus Supplement. Portions of the Fund’s annual report and semiannual report other than the financial statements and related footnotes thereto are not incorporated into, and do not form a part of, this Prospectus Supplement, the accompanying Prospectus or the SAI.

Base Prospectus dated July 13, 2018

PROSPECTUS

[GRAPHIC OMITTED]

$125,000,000

The Gabelli Convertible and Income Securities Fund Inc.

Common Stock

Preferred Stock

Notes

Subscription Rights to Purchase Common Stock

Subscription Rights to Purchase Preferred Stock

Subscription Rights to Purchase Common and Preferred Stock

Investment Objective. The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) is a diversified, closed-end management investment company, incorporated as a Maryland corporation, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of total return on its assets. We cannot assure you that the Fund will achieve its investment objective. The Fund’s investments are selected by its Investment Adviser, Gabelli Funds, LLC (the “Investment Adviser”). The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation. Under normal circumstances the Fund will invest at least 80% of its total assets in securities that are convertible into or represent the right to acquire common stock, and in other debt or equity securities that are expected to periodically accrue or generate income for their holders (the “80% Policy”). The Fund may invest without limit in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, including securities of issuers in default, which are likely to have the lowest rating; provided, however, that it is expected that not more than 50% of the Fund’s portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody’s or, if unrated, are of comparable quality as determined by the Investment Adviser, and the Fund’s investments in securities of issuers in default will be limited to not more than 5% of the total assets of the Fund. Securities rated below investment grade, which may be preferred shares or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P, or lower than “Baa” by Moody’s or unrated securities considered by the Investment Adviser to be of comparable quality, are commonly referred to as “junk bonds” or “high yield” securities.

We may offer, from time to time, in one or more offerings, our common stock and/or fixed rate preferred stock, each with a par value $0.001 per share (together, “shares”), our promissory notes (“notes”), and/or our subscription rights to purchase our common stock and/or preferred stock, which we refer to collectively as the “securities.” Securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus (the “Prospectus” and, each supplement thereto, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission, or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. We may offer subscription rights for our common stock, preferred stock or common and preferred stock. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of shares (common or preferred) issuable upon the exercise of each right and the other terms of such rights offering. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, maturities, prepayment protections (if any) and other matters. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our securities.

Shares of our common stock (“common shares”) are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GCV” and our Series B 6.00% Cumulative Preferred Stock (“Series B Preferred”) is listed on the NYSE under the symbol “GCV Pr B”. On July 12, 2018, the last reported sale price of our common shares was $6.40 and the last reported sale prices of our Series B Preferred was $25.74. The net asset value of the Fund’s common shares at the close of business on July 12, 2018 was $5.67 per common share.

Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund’s securities involves risks. See “Risk Factors and Special Considerations” beginning on page 51, “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares” beginning on page 74, and “Risk Factors and Special Considerations—Special Risks of Notes to Holders of Preferred Shares” beginning on page 74, for factors that should be considered before investing in securities of the Fund, including risks related to a leveraged capital structure.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus may not be used to consummate sales of securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This Prospectus, together with an applicable Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, together with an applicable Prospectus Supplement, which contains important information about the Fund, before deciding whether to invest in the shares, and retain it for future reference. A Statement of Additional Information, dated July 13, 2018 containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of our annual and semiannual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 111 of this Prospectus, or request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov). Our annual and semiannual reports are also available on our website (www.gabelli.com). The Statement of Additional Information is only updated in connection with an offering and is therefore not available on the Fund’s website.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus and any applicable Prospectus Supplement. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus and any applicable Prospectus Supplement is accurate as of any date other than the date of this Prospectus or the date of the applicable Prospectus Supplement.

- ii -

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our securities. You should review the more detailed information contained in this prospectus (this “Prospectus”), including the section titled “Risk Factors and Special Considerations” beginning on page 51, the applicable Prospectus Supplement and the Statement of Additional Information, dated July 13, 2018 (the “SAI”).

The Fund	The Gabelli Convertible and Income Securities Fund Inc. is a closed-end, diversified management investment company incorporated as a Maryland corporation on December 19, 1988. Prior to March 31, 1995, The Gabelli Convertible and Income Securities Fund Inc. operated as an open-end, diversified, management investment company. Throughout this prospectus, we refer to The Gabelli Convertible and Income Securities Fund Inc. as the “Fund” or as “we.” See “The Fund” in the Prospectus.

The Fund’s outstanding common stock (“common shares”), par value $0.001 per share, is listed on the New York Stock Exchange (“NYSE”) under the symbol “GCV.” On July 12, 2018, the last reported sale price of our common shares was $6.40. The net asset value of the Fund’s common shares at the close of business on July 12, 2018 was $5.67 per common share. As of June 18, 2018, the net assets of the Fund attributable to its common shares were $80,991,953. The Fund’s outstanding Series B 6.00% Cumulative Preferred Stock, liquidation preference $25 per share (the “Series B Preferred” or “preferred shares”) are listed on the NYSE as “GCV Pr B.” As of June 18, 2018, the Fund had outstanding 14,303,107 common shares and 965,548 shares of Series B Preferred, for a total liquidation value of $24,138,700.

The Offering

We may offer, from time to time, in one or more offerings, shares of our common and/or fixed rate preferred stock, $0.001 par value per share, our notes, or our subscription rights to purchase our common or fixed rate preferred stock or both, which we refer to collectively as the “securities.” The securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per common share of the Fund will not be less than the net asset value per common share at the time we make the offering, exclusive of any underwriting commissions or discounts, provided that transferable rights offerings that meet certain conditions may be offered at a price below the then current net asset value per common share of the Fund. See “Rights Offerings” in the Prospectus. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, maturities, prepayment protection (if any), and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common and/or preferred shares issuable upon the exercise of each right and the other terms of such rights offering.

Investment Objective and Policies	The Fund’s investment objective to seek a high level of total return on its assets. The Fund will seek to achieve this objective through a combination of current income and capital appreciation by investing primarily in convertible and other income producing securities.

Under normal circumstances the Fund will invest at least 80% of the value of its total assets (taken at current value) in “convertible securities,” i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and “income securities,” i.e., nonconvertible debt or equity securities having a history of regular payments or accrual of income to holders (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

The Fund may invest without limit in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, including securities of issuers in default, which are likely to have the lowest rating; provided, however, that it is expected that not more than 50% of the Fund’s portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody’s or, if unrated, are of comparable quality as determined by the Investment Adviser, and the Fund’s investments in securities of issuers in default will be limited to not more than 5% of the total assets of the Fund. Securities rated below investment grade, which may be preferred shares or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P, or lower than “Baa” by Moody’s or unrated securities considered by the Investment Adviser to be of comparable quality, are commonly referred to as “junk bonds” or “high yield” securities. See “Investment Objective and Policies” in the Prospectus.

The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers, which are generally denominated in foreign currencies. The Fund may also purchase sponsored American

Depository Receipts (“ADRs”) or U.S. denominated securities of foreign issuers, which will not be included in the Fund’s 25% foreign securities limitation. See “Investment Objective and Policies” in the Prospectus.

The Fund has no limit on the amount of its net assets that it may invest in unregistered and otherwise illiquid investments; however the Fund currently does not intend to invest more than 15% of its total assets in illiquid convertible securities or income securities.

No assurance can be given that the Fund will achieve its investment objective. See “Investment Objective and Policies” in the Prospectus.

Gabelli Funds, LLC, a New York limited liability company, with offices at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund (the “Investment Adviser”). The Investment Adviser’s investment philosophy with respect to equity and debt securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Preferred Shares	The terms of each series of preferred shares may be fixed by our Board of Directors (each member, a “Director,” and collectively, the “Board” or the “Board of Directors”) and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Fund’s Board determines that it may be advantageous to the Fund for the Fund to utilize additional leverage, the Fund may issue additional series of fixed rate preferred shares. Any fixed rate preferred shares issued by the Fund will pay distributions at a fixed rate. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk” in the Prospectus. The Fund may also determine in the future to issue other forms of senior securities, such as securities representing debt, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may also borrow money, to the extent permitted by the 1940 Act.

Dividends and Distributions

Preferred Shares Distributions. As required by the 1940 Act, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no complete distribution due for a particular dividend period will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. As used herein, “Governing Documents” means the Fund’s charter (“Charter”) and bylaws (“Bylaws”).

The distributions to the Fund’s preferred shareholders for the fiscal year ended December 31, 2017, were comprised of net investment income and short term and long term capital gains. The Fund’s annualized distributions may in the future contain a return of capital. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each year’s distributions will be based on the Fund’s investment activity through the end of the calendar year. In addition, any amount treated as a tax free return of capital will reduce a shareholder’s adjusted tax basis in its shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares.

Distributions on fixed rate preferred shares, at the applicable annual rate of the per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board, out of funds legally available therefor.

Common Share Distributions. In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a managed distribution policy of paying, on a quarterly basis, a minimum annual distribution of 8% of the average net asset value of the Fund within a calendar year or an amount sufficient to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), to maintain its status as a “regulated investment company” under Subchapter M of the Code (“RIC”) and avoid paying U.S. federal excise tax, whichever is greater. The average net asset value of the Fund is based on the average net asset values as of the last day of the four preceding calendar quarters during the year. The Fund will not be subject to U.S. federal income tax on any taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders. See “Taxation” in the Prospectus.

Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. If the Fund does not generate sufficient earnings (dividends and interest income and realized net capital gain) equal to or in excess of the aggregate distributions paid by the Fund in a given year, then the amount distributed in excess of the Fund’s earnings would be deemed a return of capital to the extent of the shareholder’s tax basis in the shares (reducing the basis accordingly) and as capital gains thereafter. Since a return of capital is considered a return of a portion of a shareholder’s original investment, it is generally not taxable and is treated as a reduction in the shareholder’s cost basis, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to preferred shares, and then to the Fund’s common shares. Under federal tax regulations, some or all of the return of capital distributed by the Fund may be taxable as ordinary income in certain circumstances. This may occur when the Fund has a capital loss carry forward, net capital gains are realized in a fiscal year, and distributions are made in excess of investment company taxable income.

Distributions sourced from paid-in capital should not be considered as the dividend yield or total return of an investment in the Fund. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

During the fiscal year ended December 31, 2017, the Fund made distributions of $0.48 per common share, none of which constituted a return of capital. Notwithstanding the characterization of the Fund’s common share distributions for the fiscal year ended December 31, 2017, a portion of the Fund’s common share distributions for many of its fiscal years has included a return of capital. When the Fund makes distributions consisting of returns of capital, such distributions may further decrease the Fund’s total assets and, therefore have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. These effects could have a negative impact on the prices investors receive when they sell shares of the Fund.

The Fund’s distribution policy, including its policy to pay quarterly distributions and the annualized amount that the Fund seeks to distribute, may be modified from time to time by the Board as it deems appropriate, including in light of market and economic conditions and the Fund’s current, expected and historical earnings and investment performance. Common shareholders are expected to be notified of any such modifications by press release or in the Fund’s periodic shareholder reports.

Limitations on Distributions. If at any time the Fund has borrowings outstanding, the Fund will be prohibited from paying any distributions on any of its common shares (other than in additional shares) and from repurchasing any of its common shares or preferred shares, unless the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. In addition, in such circumstances the Fund will be prohibited from paying any distributions on its preferred shares unless the value of its total assets, less certain ordinary course liabilities, exceed 200% of the amount of debt outstanding.

Indebtedness	Under applicable state law and our Charter, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation any notes, will rank senior to the preferred shares and the common shares. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Use of Proceeds

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur if market conditions are unstable to such an extent that the Investment Adviser believes market risk is greater than the benefit of making additional investments at that time. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering to be identified in any relevant Prospectus Supplement, may be used to pay distributions in accordance with the Fund’s distribution policy. Such distribution may include a return of capital and should not be considered as dividend yield or the total return from an investment in the Fund. See “Use of Proceeds” in the Prospectus.

While it does not currently expect to do so, the Fund may also use the net proceeds from the offering to call, redeem or repurchase shares of its Series B Preferred. The Series B Preferred is callable at any time, at the discretion of the Fund. To the extent permitted by the 1940 Act and Maryland law, the Fund may at any time upon notice redeem the Series B Preferred in whole or in part at a price equal to the $25 liquidation preference per share plus accumulated but unpaid dividends through the date of redemption. The distribution rate on the Series B Preferred is 6.00%.

Exchange Listing	The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “GCV.” The Fund’s Series B Preferred are listed on the NYSE under the ticker symbol “GCV Pr B.” See “Description of the Securities” in the Prospectus. The Fund’s common shares have historically traded at a discount to the Fund’s net asset value. Since the Fund commenced trading on the NYSE, the Fund’s common shares have traded at a discount to net asset value as low as 32.42% and a premium as high as 33.89%. Any additional series of fixed rate preferred shares or subscription rights issued in the future pursuant to a Prospectus Supplement by the Fund would also likely be listed on the NYSE.

Risk Factors and Special Considerations	Risk is inherent in all investing. Therefore, before investing in the Fund’s securities, you should consider the risks carefully.

A summary of certain risks associated with an investment in the Fund is set forth below. It is not complete and you should read and consider carefully the more detailed list of risks described in “Risk Factors and Special Considerations” in the Prospectus.

Convertible Securities Risk. Investment in convertible securities forms an important part of the Fund’s investment strategies. Convertible debt securities and preferred stocks may depreciate in value if the market value of the underlying equity security declines or if rates of interest increase. In addition, although debt securities are liabilities of a corporation which the corporation is generally obligated to repay at a specified time, debt securities, particularly convertible debt securities, are often subordinated to the claims of some or all of the other creditors of the corporation.

Mandatory conversion securities (securities that automatically convert into equity securities at a future date) may limit the potential for capital appreciation and, in some instances, are subject to complete loss of invested capital. Other innovative convertibles include “equity-linked” securities, which are securities or derivatives that may have fixed, variable, or no interest payments prior to maturity, may convert (at the option of the holder or on a mandatory basis) into cash or a combination of cash and common stock, and may be structured to limit the potential for capital appreciation. Equity-linked securities may be illiquid and difficult to value and may be subject to greater credit risk than that of other convertibles. Moreover, mandatory conversion securities and equity-linked securities have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. See “Risk Factors and Special Considerations—General Risks—Convertible Securities Risk” in the Prospectus.

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Credit Risk. Credit risk is the risk that an issuer will fail to pay interest or dividends and principal in a timely manner. Companies that issue convertible securities may be small to medium-size, and they often have low credit ratings. In addition, the credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional debt before it can make payments on its convertible securities. Credit risk could be high for the Fund, because it could invest in securities with low credit quality. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the issuer. See “Risk Factors and Special Considerations—General Risks—Convertible Securities Risk—Credit Risk” in the Prospectus.

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Market Risk. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. See “Risk Factors and Special Considerations—General Risks—Convertible Securities Risk—Market Risk” in the Prospectus.

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Interest Rate Risk for Convertible Securities. Market interest rates are currently significantly below historical average rates, and the Federal Reserve has begun to raise the Federal Funds rate, each of which results in more pronounced interest rate risk in the current market environment. These factors increase the risk that the market interest rates will rise or continue to rise in the future, with a corresponding decline in the value of convertible securities held by the Fund. Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock. See “Risk Factors and Special Considerations—General Risks—Convertible Securities Risk—Interest Rate Risk for Convertible Securities” in the Prospectus.

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Sector risk. Sector risk is the risk that returns from the economic sectors in which convertible securities are concentrated will trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better-or-worse-than the convertible securities market in general. These periods have, in the past, lasted for as long as several years. Moreover, the sectors that dominate this market change over time. See “Risk Factors and Special Considerations—General Risks—Convertible Securities Risk—Sector Risk for Convertible Securities” in the Prospectus.

Fixed Income Securities Risks. Fixed income securities in which the Fund may invest are generally subject to the following risks:

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Interest Rate Risk. The market value of bonds and other fixed-income or dividend paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income or dividend paying securities will increase as interest rates fall and decrease as interest rates rise. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment. Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities, like fixed rate securities, also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes. Any increase in market interest rate will also generally result in a decrease in the price of any of the Fund’s outstanding preferred shares.

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Issuer Risk. Issuer risk is the risk that the value of an income or dividend paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer, and the value of the assets of the issuer.

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Credit Risk. Credit risk is the risk that one or more income or dividend paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

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Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income or dividend paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders.

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Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

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Duration and Maturity Risk. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in net asset value (“NAV”) that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. There can be no assurance that the Investment Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

See “Risk Factors and Special Considerations—General Risks—Fixed Income Securities Risks” in the Prospectus.

Preferred Stock Risk. Special risks associated with the Fund investing in preferred securities include deferral of distributions or dividend payments, in some cases the right of an issuer never to pay missed dividends, subordination to debt and other liabilities, illiquidity, limited voting rights and redemption by the issuer. Because the Fund has no limit on its investment in non-cumulative preferred shares, the amount of dividends the Fund pays may be adversely affected if an issuer of non-cumulative preferred shares held by the Fund determines not to pay dividends on such shares. There is no assurance that dividends or distributions on preferred shares in which the Fund invests will be declared or otherwise made payable. See “Risk Factors and Special Consideration—General Risks—Preferred Stock Risk” in the Prospectus.

Non-Investment Grade Securities. The Fund may invest in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality—those securities rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by Standard & Poor’s Ratings Services (“S&P”), a division of the McGraw Hill Companies, Inc.—are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. Securities rated below investment grade commonly are referred to as “junk bonds” or “high yield” securities.

As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

See “Risk Factors and Special Considerations—General Risks—Non-Investment Grade Securities Risk” in the Prospectus.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter (“OTC”) markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions. See “Risk Factors and Special Considerations—Equity Risk” in the Prospectus.

Distribution Risk for Equity Income Securities. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion. See “Risk Factors and Special Considerations—General Risks—Distribution Risk for Equity Income Securities” in the Prospectus.

U.S. Government Securities and Credit Rating Downgrade Risk. The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

The events surrounding negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect the Fund’s ability to achieve its investment objective. In 2011, S&P lowered its long term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. Repeat occurrences of similar events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Investment Adviser cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. See “Risk Factors and Special

Considerations—General Risks—U.S. Government Securities and Credit Rating Downgrade Risk” in the Prospectus.

Foreign Securities Risk. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies. Foreign companies generally are not subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.

Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

For more details on certain pronounced risks with foreign investing, see “Risk Factors and Special Considerations—General Risks—Foreign Securities Risk” in the Prospectus.

Significant Holdings Risk. The Fund may invest up to 25% of its total assets in securities of a single industry; however, the Fund does not currently focus and has no current intent to focus on any particular industry or sector. In the event the Fund should choose to take significant positions in any particular industry or sector, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies. See “Risk Factors and Special Considerations—General Risks—Significant Holdings Risk” in the Prospectus.

Smaller Companies. While the Fund intends to focus on the securities of established suppliers of accepted products and services, the Fund may also invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. See “Risk Factors and Special Considerations—General Risks—Smaller Companies Investment Risk” in the Prospectus.

Value Investing Risk. The Fund focuses its investments on the securities of companies that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. See “Risk Factors and Special Considerations—General Risks—Value Investing Risk” in the Prospectus.

Risk Arbitrage. Risk arbitrage investments are made in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of total return significantly greater than the brokerage and other transaction expenses involved. Risk arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction. Transactions associated with risk arbitrage strategies typically involve the purchases or sales of securities in connection with announced corporate actions which may include, but are not limited to, mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs and similar transactions. However, a merger or other restructuring or tender or exchange offer anticipated by the Fund and in which it holds an arbitrage position may not be completed on the terms contemplated or within the time frame anticipated, resulting in losses to the Fund. See “Risk Factors and Special Considerations—General Risks—Risk Arbitrage” in the Prospectus.

Selection Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Investment Companies. The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund’s common shares will be subject to duplicative investment expenses. See “Risk Factors and Special Considerations—General Risks—Investment Companies” in the Prospectus.

Prepayment Risks on Government Sponsored Mortgage-Backed Securities. The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. See “Investment Objective and Policies—Investment Practices—General Risks—Prepayment Risks on Government Sponsored Mortgage-Backed Securities” in the Prospectus.

Restricted and Illiquid Securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933 (the “Securities Act”). An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. The Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale. See “Risk Factors and Special Considerations—General Risks—Restricted and Illiquid Securities” in the Prospectus.

Leverage Risk. The Fund may use financial leverage for investment purposes by issuing preferred shares and is also permitted to use other types of financial leverage, such as through the issuance of debt securities and borrowing from financial institutions. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. As of December 31, 2017, the amount of leverage represented approximately 23% of the Fund’s net assets.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the borrowings, notes or preferred shares or of losing its ratings on its notes or preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution or interest requirements on the preferred shares or notes. In order to counteract such an event, the Fund might need to liquidate investments in order to fund redemption of some or all of the preferred shares or notes. (The Fund’s “net” assets for this purpose includes the liquidation of any preferred shares outstanding.)

The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the interest rate on the notes or the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the interest rates on the notes or the dividend rate on the preferred shares plus the management fee annual rate of 1.00%, subject to the voluntary advisory fee waiver for the Reduced Fee Preferred (as defined and described below), exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including any additional advisory fees on the incremental assets attributable to such preferred shares or notes. Holders of preferred shares and notes may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. In the event the Fund fails to maintain an asset coverage of 100% for any notes outstanding for certain periods of time, the 1940 Act requires that either an event of default be declared or that the holders of such notes have the right to elect a majority of the Fund’s Directors until asset coverage recovers to 110%. In addition, holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become in arrears for two full years would have the right (subject to the rights of noteholders) to elect a majority of the Directors until the arrearage is completely eliminated. Preferred shareholders also have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. Further, interest on notes will be payable when due as described in a Prospectus Supplement and if the Fund does not pay interest when due, it will trigger an event of default and the Fund expects to be restricted from declaring dividends and making other distributions with respect to common shares and preferred shares. Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to the Fund. The 1940 Act also generally restricts the Fund from declaring distributions on, or repurchasing, common or preferred shares unless notes have an asset coverage of 300% (200% in case of declaring distributions on preferred shares). The Fund’s common shares are structurally subordinated as to income and residual value to any preferred shares or notes in the Fund’s capital structure, in terms of priority to income and payment in liquidation. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk” and “Description of the Securities—Preferred Shares—Asset Maintenance Requirements” and “Description of the Securities—Notes—Limitations” in the Prospectus.

Market Discount Risk. The Fund is a diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s net asset value per share or the liquidation value of any Fund preferred shares issued. The Fund cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset value itself may decline. The Fund’s securities are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Market Discount Risk” in the Prospectus.

Special Risks to Holders of Preferred Shares. In the event any additional series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares on an exchange. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates, perceived credit quality and other factors. See “Risk Factors and Special Considerations—Special Risks to Holders of Preferred Shares” in the Prospectus.

Special Risks to Holders of Notes. An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes” in the Prospectus.

Special Risks of Notes to Holders of Preferred Shares. As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue notes. In the event the Fund were to issue such securities, the Fund’s obligations to pay dividends or make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and interest payments due and owing with respect to its outstanding notes. Accordingly, the Fund’s issuance of notes would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities. See “Risk Factors and Special Considerations—Special Risks of Notes to Holders of Preferred Shares” in the Prospectus.

Special Risks to Holders of Notes and Preferred Shares.

•

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes and Preferred Shares—Common Share Repurchases” in the Prospectus.

•

Common Share Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to its distributions for a given year, the Fund expects that it would return capital as part of its distributions on common shares. This would decrease the asset coverage per share with respect to the Fund’s notes or preferred shares, which could adversely affect their liquidity or market prices. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes and Preferred Shares—Common Share Distribution Policy” in the Prospectus.

•

Credit Quality Ratings. The Fund may obtain credit quality ratings for its preferred shares or notes; however, it is not required to do so and may issue preferred shares or notes without any rating. If rated, the Fund does not impose any minimum rating necessary to issue such preferred shares or notes. In order to obtain and maintain attractive credit quality ratings for preferred shares or notes, if desired, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. A rating (if any) by a rating agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating (if any) does not address liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to notes or preferred shares, we may alter our portfolio or redeem the preferred securities or notes under certain circumstances. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes and Preferred Shares—Credit Quality Ratings” in the Prospectus.

Special Risk to Holders of Subscription Rights. There is a risk that changes in market conditions may result in the underlying common or preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities. See “Risk Factors and Special Considerations—Special Risk to Holders of Subscription Rights” in the Prospectus.

Dilution. Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.

There is also a risk that the Fund’s largest shareholders, record date shareholders of more than 5% of the outstanding common shares of the Fund, may increase their percentage ownership of the Fund through the exercise of the primary subscription and over-subscription privilege.

Long Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long term growth of capital. The Fund is not meant to provide a vehicle for those who wish to play short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund. See “Risk Factors and Special Considerations—General Risks—Long Term Objective; Not a Complete Investment Program” in the Prospectus.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risk Factors and Special Considerations—General Risks—Management Risk” in the Prospectus.

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment

Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement, or inability to act on behalf of the Investment Adviser. See “Risk Factors and Special Considerations—General Risks—Dependence on Key Personnel” in the Prospectus.

Market Disruption and Geopolitical Risk. Events of recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the European Union (“EU”) or the European Monetary Union (“EMU”), the change in the U.S. president and the new administration, among others, may result in market volatility, may have long term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom gave notice of its withdrawal from the EU (“BREXIT”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, BREXIT will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The value and risk profile of the Fund’s portfolio could be adversely impacted by the events above. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications. See “Risk Factors and Special Considerations—General Risks—Market Disruption and Geopolitical Risk” in the Prospectus.

Economic Events and Market Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

See “Risk Factors and Special Considerations—General Risks—Economic Events and Market Risk” in the Prospectus.

Government Intervention in Financial Markets Risk. The U.S. government and certain foreign governments have in the past taken actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. See “Risk Factors and Special Considerations—General Risks—Government Intervention in Financial Markets Risk” in the Prospectus.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders. See “Risk Factors and Special Considerations—General Risks—Inflation Risk” in the Prospectus.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio. See “Risk Factors and Special Considerations—General Risks—Deflation Risk” in the Prospectus.

Loans of Portfolio Securities. The Fund may lend its portfolio securities in accordance with its investment policies and restrictions. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities violates the terms of the loan or fails financially. See “Risk Factors and Special Considerations—General Risks—Loans of Portfolio Securities” in the Prospectus.

Tax Risk. We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged qualified dividend income or long term capital gains or what the tax rates on various types of income will be in future years. See “Risk Factors and Special Considerations—General Risks—Tax Risk” in the Prospectus.

Status as a Regulated Investment Company. The Fund has elected to qualify as a RIC under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Fund presently intends to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code’s requirements. See “Risk Factors and Special Considerations—General Risks—Status as a Regulated Investment Company” in the Prospectus.

Anti-Takeover Provisions. The Fund’s Governing Documents (as defined herein) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws” in the Prospectus.

Derivative Transactions. The Fund may enter into derivatives transactions or engage in investment management techniques that have leverage embedded in them, which will not be considered senior securities if the Fund establishes a segregated account with cash or other liquid assets, sets aside assets on its accounting records equal to the Fund’s obligations in respect of such transactions or techniques or enters into an offsetting position. See “Investment Objective and Policies—Certain Investment Practices” in the Prospectus and “Investment Objective and Policies—Additional Investment Policies” in the Statement of Additional Information. Such transactions entail certain execution, market, liquidity, counterparty, correlation, volatility, hedging, and tax risks. See “Risk Factors and Special Considerations—Special Risks Related to Investment in Derivatives” in the Prospectus.

Because derivative transactions in which the Fund may engage may involve instruments that are not traded on an Exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Additionally, although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. The use of derivative transactions also presents certain tax risks depending on the character of income, gain, loss and deduction related to the instrument (ordinary vs. capital) and the timing of recognition of income, gain, loss and deduction. While hedging can reduce or eliminate losses arising from derivative transactions, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Fund’s hedging transactions will be effective.

Management and Fees

Gabelli Funds, LLC serves as the Fund’s investment adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund’s average daily net assets, including the liquidation value of preferred stock, subject to the voluntary advisory fee waiver for the Reduced Fee Preferred (as defined and discussed below). The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator. The fee paid by the Fund may be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series B Preferred Shares during the fiscal year if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate of, or corresponding swap rate with respect to, the Series B Preferred Shares for the period. The “corresponding swap rate” would serve as the reference point for this waiver in the event the Fund enters into an interest swap for all or part of an applicable measurement period that has the effect of modifying the dividend rate paid on the Series B Preferred Shares for all or part of that measurement period. In other words, if the effective cost of the leverage for any series of currently outstanding preferred shares exceeds the total return (based on net asset value) on the Fund’s common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of currently outstanding preferred shares to mitigate the negative impact of the leverage on the common shareholder’s total return. The Investment Adviser currently intends that the voluntary advisory fee waiver will remain in effect for as long as the Series B Preferred Shares are outstanding. This fee waiver will not apply to any preferred shares issued from this offering. The Investment Adviser, however, reserves the right to modify or terminate the voluntary advisory fee waiver at any time. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of currently outstanding preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of currently outstanding preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

Because the investment advisory fees are based on a percentage of total assets, which includes assets attributable to the Fund’s use of leverage and assets from derivative transactions (but excludes assets attributable to the Fund’s Reduced Fee Preferred when such Reduced Fee Preferred are subject to the fee reduction described above), the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage and/or derivative transactions. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interest of the Fund. The Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage.

For the year ended December 31, 2017, the Fund’s total return on the net asset value of the common shares exceeded the stated dividend rate or corresponding swap rate of the Reduced Fee Preferred. Thus, advisory fees with respect to the liquidation value of the Reduced Fee Preferred were paid on these assets.

See “Management of the Fund—General” in the Prospectus.

Repurchase of Common Shares	The Fund is authorized to repurchase up to 500,000 of its common shares in the open market when the common shares are trading at a discount of 10% or more from net asset value (or such other percentage as the Fund’s Board may determine from time to time). Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. During the years ended December 31, 2017 and 2016, the Fund did not repurchase and retire any shares in the open market. Any such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares” in the Prospectus.

Anti-Takeover Provisions	Certain provisions of the Fund’s Governing Documents, may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of three classes of directors is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund and the vote of a majority (as defined in the 1940 Act) of the holders of preferred shares voting as a single class are necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company. In addition, we are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying the Board in three classes serving staggered three-year terms, and authorizing the Board to classify or reclassify shares of our stock in one or more classes or series and to cause the issuance of additional shares of our stock without shareholder approval. These provisions, as well as other provisions of our Charter and Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our shareholders

The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. The issuance of preferred shares could make it more difficult for the holders of common shares to avoid the effect of these provisions. See “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws” in the Prospectus.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), located at 1776 Heritage Drive, North Quincy, Massachusetts, 02171, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out of pocket expenses.

Computershare Trust Company, N.A. (“Computershare”), whose principal address is 250 Royall Street, Boston, Massachusetts 02116, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash payment plans and as transfer agent and registrar with respect to the common shares and preferred shares of the Fund.

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses, which are borne directly and indirectly by holders of the Fund’s common shares, including preferred shares offering expenses, as a percentage of net assets attributable to common shares. All expenses of the Fund are borne, directly or indirectly, by the common shareholders. The purpose of the table and example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.86	%(1)
Offering Expenses Borne by the Fund (excluding Preferred Shares Offering Expenses) (as a percentage of offering price)	0.76	%(1)
Dividend Reinvestment and Cash Purchase Plan Fees
Purchase Transaction	$0.75	(2)
Sale Transaction	$2.50	(2)
Preferred Shares Offering Expenses Borne by the Fund (as a percentage of net assets attributable to common shares)	0.21	%(3)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.48	%(4)
Interest Payments on Borrowed Funds	None	(5)
Other Expenses	0.42	%(6)

Total Annual Expenses	1.90%
Dividends on Preferred Shares	2.76	%(7)

Total Annual Expenses and Dividends on Preferred Shares	4.66%

(1)

Estimated maximum amount based on offering of $75 million in common shares and $50 million in preferred shares. The estimates assume a 1.00% sales load on common shares and $568,538 in common offering expenses, and a 3.15% sales load on preferred shares and $319,025 in preferred offering expenses. The total sales load was estimated by adding together the dollar amount of the estimated sales loads on the estimated common and preferred share offerings, and dividing by the total maximum offering price of securities that may be sold pursuant to this registration statement. Sales load on preferred shares is an expense borne by the Fund and indirectly by the holders of its common shares. This estimated expense, which amounts to $1,575,000, based on the estimated preferred share offering amount of $50 million, is reflected in the expense example following this table, and reflects an expense to common shareholders that is estimated to equal 1.02% of net assets attributable to common shares, assuming net assets attributable to common shares of $154.3 million (which includes issuance of $75 million in common shares). Actual sales loads and offering expenses may be higher or lower than these estimates and will be set forth in the Prospectus Supplement if applicable. The Fund does not intend to issue notes during the one year following the date of this prospectus.

(2)

Shareholders participating in the Fund’s Automatic Dividend Reinvestment Plan do not incur any additional fees. Shareholders participating in the Voluntary Cash Purchase Plan would pay $0.75 plus their pro rata share of brokerage commissions for transactions to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

(3)

Assumes issuance of $50 million in liquidation preference of fixed rate preferred shares, net assets attributable to common shares of approximately $154.3 million (which includes issuance of $75 million in common shares) and $319,025 in preferred offering expenses. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

(4)

The Investment Adviser’s fee is 1.00% annually of the Fund’s average daily net assets, including the liquidation value of preferred shares. Consequently, if the Fund has preferred shares or notes outstanding, all else being equal, the investment management fees and other expenses as a percentage of net assets attributable to common shares will be higher than if the Fund does not utilize a leveraged capital structure. See “Management of the Fund—General.”

(5)	The Fund has no current intention of borrowing from a lender or issuing notes during the one year following the date of this Prospectus.
(6)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.
(7)

The Dividends on preferred shares represent distributions on the existing preferred shares outstanding and assuming $50 million of preferred shares are issued with a fixed dividend rate of 5.625%, with no mandatory call date. There can, of course, be no guarantee that any preferred shares would be issued or, if issued, the terms thereof.

For a more complete description of the various costs and expenses a common shareholder would bear in connection with the issuance and ongoing maintenance of any preferred shares or notes issued by the Fund, see “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

The following example illustrates the expenses you would pay on a $1,000 investment in common shares, followed by a preferred share offering, assuming a 5% annual portfolio total return.* The expenses illustrated in the following example include the maximum estimated sales load on common shares of $10 and on preferred shares of $31.50, and estimated offering expenses of $887,563 from the issuance of $75 million in common shares and $50 million in preferred shares. The preferred shares sales load is spread over the Fund’s entire net assets attributable to common shares (assuming completion of the proposed issuances); therefore, the allocable portion of such sales load to a common shareholder making a $1,000 investment in these circumstances is estimated to be $10.20. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses incurred	$66	$158	$251	$485

*

The example should not be considered a representation of future expenses. The example is based on total Annual Expenses and Dividends on Preferred Shares shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The above example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses for the 1-, 3-, 5- and 10-year periods in the table above would be as follows (based on the same assumptions as above): $40, $79, $121 and $239.

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into the SAI. The financial information for the five fiscal years ended December 31, 2017, 2016, 2015, 2014, and 2013 has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such financial statements is incorporated by reference into the SAI.

Selected data for a share of common stock outstanding throughout the period:

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2017	2016	2015		2014		2013
Operating Performance:
Net asset value, beginning of year	$5.30	$5.30	$6.09		$6.49		$5.62

Net investment income	0.09	0.12	0.07		0.07		0.09
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, and foreign currency transactions	0.77	0.39	(0.28)		0.14		1.37

Total from investment operations	0.86	0.51	(0.21)		0.21		1.46

Distributions to Preferred Shareholders:(a)
Net investment income	(0.03)	(0.03)	(0.01)		(0.03)		(0.03)
Net realized gain	(0.08)	(0.07)	(0.09)		(0.07)		(0.08)

Total distributions to preferred shareholders	(0.11)	(0.10)	(0.10)		(0.10)		(0.11)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.75	0.41	(0.31)		0.11		1.35

Distributions to Common Shareholders:
Net investment income	(0.12)	(0.10)	(0.05)		(0.08)		(0.09)
Net realized gain	(0.36)	(0.30)	(0.32)		(0.19)		(0.31)
Return of capital	—	(0.01)	(0.11)		(0.24)		(0.08)

Total distributions to common shareholders	(0.48)	(0.41)	(0.48)		(0.51)		(0.48)

Fund Share Transactions:
Decrease in net asset value from common share transactions	—	—	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net Asset Value Attributable to Common Shareholders, End of Year	$5.57	$5.30	$5.30		$6.09		$6.49

NAV total return †	14.59%	8.34%	(5.39)%		1.75%		24.83%

Market value, end of year	$5.90	$4.69	$4.78		$6.08		$6.16

Investment total return ††	37.53%	6.97%	(14.18)%		7.07%		24.73%

	Year Ended December 31,
	2017		2016		2015		2014	2013
Ratios to Average net assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$103,445		$98,733		$98,742		$109,219	$113,795
Net assets attributable to common shares, end of year (in 000’s)	$79,306		$74,594		$74,603		$85,080	$89,656
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.56%		2.37%		1.19%		1.05%	1.43%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.96	%(c)	1.95	%(c)(d)(e)	1.88	%(c)(d)	1.90%	1.80%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.96	%(c)	1.95	%(c)(d)(e)	1.59	%(c)(d)	1.62%	1.80%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.50	%(c)	1.46	%(c)(d)(e)	1.46	%(c)(d)	1.49%	1.40%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.50	%(c)	1.46	%(c)(d)(e)	1.23	%(c)(d)	1.27%	1.40%
Portfolio turnover rate	27%		71%		24%		22%	35%
Cumulative Preferred Stock:
6.000% Series B Preferred
Liquidation value, end of year (in 000’s)	$24,139		$24,139		$24,139		$24,139	$24,139
Total shares outstanding (in 000’s)	966		966		966		966	966
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00	$25.00
Average market value(f)	$26.45		$26.52		$25.81		$25.44	$25.30
Asset coverage per share	$107.14		$102.26		$102.26		$113.12	$117.85
Asset Coverage	429%		409%		409%		452%	471%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.
(d)

The Fund incurred dividend expenses on securities sold short. If this expense had not been incurred, the expense ratios for the year ended December 31, 2015 would have been 1.87% attributable to common shares before fees waived, 1.57% attributable to common shares net of advisory fee reduction, 1.44% including liquidation value of preferred shares before fees waived, and 1.22% including liquidation value of preferred shares net of advisory fee reduction. For the year ended December 31, 2016, the impact was minimal.

(e)

During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the expenses ratios would have been 1.69% attributable to common shares before fees waived, 1.69% attributable to common shares net of advisory fee reduction, 1.26% including liquidation value of preferred shares before fees waived, and 1.26% including liquidation value of preferred shares net of advisory fee reduction.

(f)	Based on weekly prices.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights

Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$5.48	$6.01	$5.94	$5.19	$7.90

Net investment income	0.10	0.10	0.15	0.18	0.24
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, and foreign currency transactions	0.63	(0.05)	0.50	1.10	(2.01)

Total from investment operations	0.73	0.05	0.65	1.28	(1.77)

Distributions to Preferred Shareholders:(a)
Net investment income	(0.06)	(0.07)	(0.11)	(0.11)	(0.14)
Net realized gain	(0.05)	(0.03)	—	—	(0.01)

Total distributions to preferred shareholders	(0.11)	(0.10)	(0.11)	(0.11)	(0.15)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.62	(0.05)	0.54	1.17	(1.92)

Distributions to Common Shareholders:
Net investment income	(0.05)	(0.04)	(0.06)	(0.09)	(0.09)
Net realized gain	(0.04)	(0.02)	—	—	(0.01)
Paid-in capital	(0.39)	(0.42)	(0.41)	(0.33)	(0.70)

Total distributions to common shareholders	(0.48)	(0.48)	(0.47)	(0.42)	(0.80)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	—
Increase in net asset value from repurchase of preferred shares	—	—	—	0.00 (b)	0.01

Total fund share transactions	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01

Net Asset Value Attributable to Common Shareholders, End of Period	$5.62	$5.48	$6.01	$5.94	$5.19

NAV total return †	11.69%	(0.74)%	9.46%	23.72%	(25.57)%

Market value, end of period	$5.34	$5.11	$6.12	$5.81	$5.55

Investment total return ††	13.81%	(9.11)%	13.96%	13.16%	(18.02)%

Ratios to Average net assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$101,064	$98,177	$104,547	$102,173	$91,782
Net assets attributable to common shares, end of period (in 000’s)	$76,925	$74,038	$80,408	$78,034	$67,349
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.77%	1.77%	2.43%	3.28%	3.65%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.94%	2.00%	2.05%	2.01%	2.06%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.94%	1.69%	2.05%	2.01%	1.64%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.47%	1.53%	1.57%	1.50%	1.45%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.47%	1.29%	1.57%	1.50%	1.15%
Portfolio turnover rate	18%	41%	44%	71%	76%

	Year Ended December 31,
	2012	2011	2010	2009	2008
Preferred Stock:
6.000% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$24,139	$24,139	$24,139	$24,139	$24,433
Total shares outstanding (in 000’s)	966	966	966	966	977
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(c)	$25.78	$25.48	$25.20	$23.95	$22.75
Asset coverage per share	$104.67	$101.68	$108.28	$105.82	$93.91
Asset Coverage(d)	419%	407%	433%	423%	376%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Based on weekly prices.
(d)	Asset coverage is calculated by combining all series of preferred stock.

See Notes to Financial Statements.

USE OF PROCEEDS

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur if market conditions are unstable to such an extent that the Investment Adviser believes market risk is greater than the benefit of making additional investments at that time. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering to be identified in any relevant Prospectus Supplement, may be used to pay distributions in accordance with the Fund’s distribution policy. Such distribution may include a return of capital and should not be considered as dividend yield or the total return from an investment in the Fund.

While it does not currently expect to do so, the Fund may also use the net proceeds from the offering to call, redeem or repurchase shares of its Series B Preferred. The Series B Preferred is callable at any time, at the discretion of the Fund. To the extent permitted by the 1940 Act and Maryland law, the Fund may at any time upon notice redeem the Series B Preferred in whole or in part at a price equal to the $25 liquidation preference per share plus accumulated but unpaid dividends through the date of redemption. The distribution rate on the Series B Preferred is 6.00%.

THE FUND

The Fund was incorporated in Maryland on December 19, 1988, as an open-end, diversified, management investment company and converted to closed-end status after receiving shareholder approval of its Charter on February 21, 1995 and filing its Charter in Maryland on March 31, 1995. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The investment objective of the Fund is to seek a high level of total return on its assets. The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation. There is no assurance that this objective will be achieved. It is, however, a fundamental policy of the Fund and cannot be changed without stockholder approval.

Under normal circumstances the Fund will invest at least 80% of the value of its total assets (taken at current value) in “convertible securities,” i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and “income securities,” i.e., nonconvertible debt or equity securities having a history of regular payments or accrual of income to holders. Securities received upon conversion of a convertible security will not be included in the calculation of the percentage of Fund assets invested in convertible securities but may be retained in the Fund’s portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. We cannot assure you that the Fund will achieve its investment objective.

The Fund may invest without limit in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, including securities of issuers in default, which are likely to have the lowest rating; provided, however, that not more than 50% of the Fund’s portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody’s or, if unrated, are of comparable quality as determined by the Investment Adviser, and the Fund’s investments in securities of issuers in default will be limited to not more than 5% of the total assets of the Fund. Securities rated below investment grade, which may be preferred shares or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P, or lower than “Baa” by Moody’s or unrated securities considered by the Investment Adviser to be of comparable quality, are commonly referred to as “junk bonds” or “high yield” securities.

The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers, which are generally denominated in foreign currencies. The Fund may also purchase sponsored American Depository Receipts (“ADRs”) or U.S. denominated securities of foreign issuers, which will not be included in the Fund’s 25% foreign securities limitation.

The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments; however, the Fund currently does not intend to invest more than 15% of its total net assets in illiquid convertible securities or income securities.

The Fund may invest up to 20% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Registration Statement) in any combination and quantity of securities that do not generate any income, such as common stocks that do not pay dividends. In selecting any of the foregoing securities for investment, the factors that will be considered by the Investment Adviser include the Investment Adviser’s evaluation of the underlying value of the assets and business of the issuers of the securities, the potential for capital appreciation, the price of the securities, the issuer’s balance sheet characteristics and the perceived skills and integrity of the issuer’s management.

During periods when it is deemed necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic and foreign banks and obligations issued or guaranteed by the United States government, its instrumentalities or agencies and, subject to statutory limitations, unaffiliated money market mutual funds, unless an exemptive order permits the Fund to invest in affiliated money market funds. The yield on these securities will, as a general matter, tend to be lower than the yield on other securities to be purchased by the Fund. See “—Investment Practices—Temporary Defensive Investments.”

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally considers the following factors, among others:

•

the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the interest or dividend income generated by the securities;

•	the potential for capital appreciation of the securities and any underlying common stocks;

•	the prices of the securities relative to comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the Fund’s portfolio as to issuers.

The Investment Adviser’s investment philosophy with respect to debt and equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

Convertible Securities. A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security may also be structured so that it is convertible at the option of the holder or the issuer, or subject to mandatory conversion. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level.

“Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.

In its selection of convertible securities for the Fund, the Investment Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund’s overall investment objective. See “Convertible Securities” in the Statement of Additional Information. The Fund may convert a convertible security that it holds:

•	when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

•	to facilitate a sale of the position;

•	if the dividend rate on the underlying common stock increases above the yield on the convertible security; or

•	whenever the Investment Adviser believes it is otherwise in the best interests of the Fund.

Convertible securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that such convertible securities and other nonconvertible debt securities, which are acquired by the Fund consistent with the factors considered by the Investment Adviser as described in this prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. It is expected that not more than 50% of the Fund’s portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody’s or, if unrated, are of comparable quality as determined by the Investment Adviser. Those securities and securities rated BB or lower by S&P or Ba or lower by Moody’s are often referred to in the financial press as “junk bonds” and may include securities of issuers in default. “Junk bonds” are considered by the rating agencies to be predominantly speculative and may involve major risk exposure to adverse conditions. See “Risk Factors and Special Considerations- Convertible Securities-Credit Risk.” Securities rated BBB by S&P or Baa by Moody’s, in the opinion of the rating agencies, also have speculative characteristics. Securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund. See Appendix A to this prospectus.

The Fund’s investments in securities of issuers in default will be limited to not more than 5% of the total assets of the Fund. Further, the Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will emerge from bankruptcy and the value of such securities will appreciate. By investing in securities of issuers in default the Fund bears the risk that such issuers will not emerge from bankruptcy or that the value of such securities will not appreciate.

The Fund has no independent limit on the amount of its net assets it may invest in unregistered and otherwise illiquid securities and other investments. The current intention of the Investment Adviser is not to invest in excess of 15% of the Fund’s net assets in illiquid convertible securities or income securities. Common stockholders will be notified if the Investment Adviser changes its intention. Investments in unregistered or otherwise illiquid securities entail certain risks related to the fact that they cannot be sold publicly in the United States without registration under the Securities Act. See “Risk Factors and Special Considerations—Asset Class Risks.”

Synthetic Convertible Securities. The Fund may also invest in “synthetic” convertible securities, which, for purposes of its investment policies, the Fund considers to be convertible securities. A “synthetic” convertible security may be created by the Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. Synthetic convertible securities differ from convertible securities whose conversion privilege may be evidenced by warrants attached to the security or acquired as part of a unit with the security. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the

“market value” of a synthetic convertible security is the sum of the values of its income producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Fund in turn assumes credit risk associated with the issuer of the convertible note.

Foreign Securities. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers, which are generally denominated in foreign currencies.

The Investment Adviser believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets; the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; difficulty in obtaining or enforcing a court judgment abroad; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

The Fund may purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers, which will not be considered foreign securities for purposes of the Fund’s investment policies. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. See “Risk Factors and Special Considerations—Foreign Securities.”

Emerging Market Countries. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in companies headquartered in developing, or emerging market, countries. Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain emerging market countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Some emerging market countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in these countries and the availability of the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

Income Securities. Although it is the Fund’s policy to invest in convertible securities to the extent attractive opportunities are available, the Fund may also invest in income securities other than convertible securities that are expected to periodically accrue or generate income for their holders. Such income securities include (i) fixed income securities such as bonds, debentures, notes, preferred stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser, and (ii) common and preferred stocks of issuers that have historically paid periodic dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. Although the Fund may invest in all types of obligations of agencies and instrumentalities of the U.S. government, the Fund currently intends to invest only in obligations that are supported by the “full faith and credit” of the U.S. government.

The Fund also may invest in common stock of issuers that have historically paid periodic dividends or otherwise made distributions to common stockholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Non-Investment Grade Securities. The Fund may invest in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality—those securities rated below “Baa” by Moody’s or below “BBB” by S&P (or unrated securities of comparable quality)—are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. Securities rated below investment grade commonly are referred to as “junk bonds” or “high yield” securities and generally pay a premium above the yields of U.S. government securities or securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	greater credit risk and risk of default;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

In addition, the prices of these non-investment grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade securities tend to be less liquid than investment grade securities. The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective, and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

The Fund may purchase securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investments in issuers experiencing significant business and financial difficulties is unusually high. There can be no assurance that the Fund will correctly evaluate the value of the assets collateralizing its investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose all or part of its investment or may be required to accept collateral with a value less than the amount of the Fund’s initial investment.

As a part of its investments in non-investment grade securities, the Fund may invest in the securities of issuers in default. The Fund invests in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers’ securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

In addition to using statistical rating agencies and other sources, the Investment Adviser will also perform its own analysis of issuers in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Income securities, including non-investment grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for non-investment grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities could react in a similar fashion in the event of any future economic recession.

Value Investing. The Fund’s portfolio manager will use various value methods in managing its assets. In selecting securities for the Fund, he evaluates the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio manager may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio manager then uses these factors to assess the company’s current worth, basing this assessment on either what he believes a knowledgeable buyer might pay to acquire the entire company or what he thinks the value of the company should be in the stock market.

The Fund’s portfolio manager generally invests in securities of companies that are trading significantly below his estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long term growth of capital, he also evaluates the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

The Investment Adviser’s value approach strives to reduce some of the other risks of investing in the securities of smaller companies (for the Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio manager generally attempts to lessen financial risk by buying companies with strong balance sheets and low leverage.

While there can be no assurance that this risk-averse value approach will be successful, the Investment Adviser believes that it can reduce some of the risks of investing.

Although the Investment Adviser’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad stock market declines, it may also potentially have the effect of limiting gains in strong up markets.

Risk Arbitrage. Subject to the requirement of investing at least 80% of its assets in convertible or income securities, the Fund may invest without limitation in securities pursuant to “risk arbitrage” strategies or in other investment funds managed pursuant to such strategies. Risk arbitrage investments are made in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of total return significantly greater than the brokerage and other transaction expenses involved. Risk arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction. Transactions associated with risk arbitrage strategies typically involve the purchases or sales of securities in connection with announced corporate actions which may include, but are not limited to, mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs and similar transactions. However, a merger or other restructuring or tender or exchange offer anticipated by the Fund and in which it holds an arbitrage position may not be completed on the terms contemplated or within the time frame anticipated, resulting in losses to the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer but may trade at a discount or premium to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.

Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation behind the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. Risk arbitrage strategies may also involve short selling, options hedging and other arbitrage techniques to capture price differentials.

Forward Foreign Currency Exchange Contracts. Subject to guidelines of our Board of Directors, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties that the Investment Adviser believes to be creditworthy institutions.

Under current interpretations of the SEC and its staff under the 1940 Act, the Fund must segregate with its custodian liquid assets, or engage in other SEC or staff approved measures, to “cover” open positions in certain types of derivative instruments. The purpose of these requirements is to prevent the Fund from incurring excessive leverage through such instruments. In the case of futures and forward contracts, for example, that are not required as a result of one or more contractual arrangements to settle for cash only in an amount equal to the change in value of the contract over its term but rather are, per the terms of the contract, stated to settle through physical delivery, the Fund must segregate liquid assets equal to such contract’s full notional value while it has an open long position, or is equal to the market value of the deliverable in the case of an open short position. For this purpose, the “full notional value” of the contract means the purchase price for the assets underlying the contract (i.e., in the case of a forward currency contract, the aggregate amount one would pay for the underlying currency). With respect to contracts that the Fund is contractually obligated to settle for cash in an amount equal to the change in value of the contract, the Fund needs to segregate liquid assets only in an amount equal to the Fund’s unpaid mark to market obligation rather than the entire notional amount. This is because the Fund’s maximum potential obligation at that point in time is its net unpaid mark to market obligation rather than the full notional amount.

Restricted and Illiquid Securities. The Fund may invest without limit in securities for which there is no readily available trading market or are otherwise illiquid; however, the Fund currently does not intend to invest more than 15% of its total net assets in illiquid convertible securities or income securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(a)(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Leverage. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be additional classes of stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding. The Fund may also participate in certain derivative transactions that have economic leverage embedded in them, as described below, and participation in these transactions may, like the issuance of senior securities, leverage the common shares.

The use of leverage magnifies the impact of changes in net asset value, which means that, all else being equal, the use of leverage results in outperformance on the upside and underperformance on the downside. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with any mandatory redemption terms of any outstanding preferred shares. See “Risk Factors and Special Considerations—Leverage Risk.”

In the event the Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund’s obligations to pay dividends or distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund’s issuance of senior securities representing debt would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities. See “Risk Factors and Special Considerations—Special Risks Related to Preferred Securities.”

Additionally, the Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Prospectus and in the SAI. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings, but may create leverage for the Fund. To the extent that the Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder of the option the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder upon exercise of the exercise price.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, with respect to exchange-traded options, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction on an exchange. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, prevailing interest rates, the current market price and price volatility of the underlying security, and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will persist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceed 10% of the Fund’s total assets.

Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable by the Investment Adviser.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or other liquid assets in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales Against the Box. The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s total assets, taken at market value, to be held as collateral for such sales.

To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount to the securities sold short or securities convertible into, or exchangeable for, such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

Other Derivative Instruments. The Fund may also utilize other types of derivative instruments, primarily for hedging or risk management purposes. These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps. These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities or sets aside assets on the accounting records equal to the Fund’s obligations in respect of such techniques. For a further description of such derivative instruments, see “Investment Objective and Policies—Additional Investment Policies” in the SAI.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Investment Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Investment Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are applicable to the Fund as a result of this status. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, the Fund is more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Investment Adviser to manage the Fund, and on the Fund’s performance. If the Investment Adviser was required to register as a commodity pool operator with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure and incurring transaction costs.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Swaps. The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of a credit event with respect to the issuer of the referenced debt obligation. Accordingly, if the Fund sells a credit default swap (or a credit default index swap), it intends at all times to segregate or designate on its books and records liquid assets in an amount at least equal to the notional amount of the swap (i.e., the cost of payment to the buyer if a credit event occurs).

The Fund may also enter into equity contract for difference swap transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements.

There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.

Significant Holdings. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry; however, the Fund does not currently focus and has no current intent to focus on any particular industry or sector. See “Risk Factors and Special Considerations—General Risks—Significant Holdings Risk.”

Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Fund’s Series B Articles Supplementary, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy. See “Investment Restrictions” in the SAI. The Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares, if any.

The Fund’s investment objective is a fundamental policy. Except as expressly listed under “Investment Restrictions” in the SAI, none of the Fund’s other policies is fundamental, and each may be modified by the Board without shareholder approval.

Temporary Defensive Investments. Under normal market conditions at least 80% of the value of the Fund’s total assets (taken at current value) will be invested in “convertible securities,” i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and “income securities,” i.e., nonconvertible debt or equity securities having a history of regular payments or accrual of income to holders. However, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may invest more heavily in securities of U.S. government sponsored instrumentalities and in money market mutual funds that invest in those securities, which, in the absence of an exemptive order, are not affiliated with the Investment Adviser. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its investment objective. See “Management of the Fund—General.”

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if the loan is collateralized in accordance with applicable regulatory requirements.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Investment Objective and Policies—Loans of Portfolio Securities” in the SAI.

Warrants and Rights. The Fund may invest without limit in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund’s portfolio.

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

For the fiscal years ended December 31, 2016 and 2017, the portfolio turnover rate of the Fund was 71% and 27%, respectively. The Fund anticipates that its portfolio turnover rate will generally not exceed 100%.

Further information on the investment objective and policies of the Fund is set forth in the SAI.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

General Risks

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

The value of a convertible security is influenced by the value of the underlying equity security. Convertible debt securities and preferred stocks may depreciate in value if the market value of the underlying equity security declines or if rates of interest increase. In addition, although debt securities are liabilities of a corporation which the corporation is generally obligated to repay at a specified time, debt securities, particularly convertible debt securities, are often subordinated to the claims of some or all of the other creditors of the corporation.

Mandatory conversion securities (securities that automatically convert into equity securities at a future date) may limit the potential for capital appreciation and, in some instances, are subject to complete loss of invested capital. Other innovative convertibles include “equity-linked” securities, which are securities or derivatives that may have fixed, variable, or no interest payments prior to maturity, may convert (at the option of the holder or on a mandatory basis) into cash or a combination of cash and common stock, and may be structured to limit the potential for capital appreciation. Equity-linked securities may be illiquid and difficult to value and may be subject to greater credit risk than that of other convertibles. Moreover, mandatory conversion securities and equity-linked securities have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Preferred stocks are equity securities in the sense that they do not represent a liability of the corporation. In the event of liquidation of the corporation, and after its creditors have been paid or provided for, holders of preferred stock are generally entitled to a preference as to the assets of the corporation before any distribution may be made to the holders of common stock. Debt securities normally do not have voting rights. Preferred stocks may have no voting rights or may have voting rights only under certain circumstances.

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Credit Risk. Credit risk is the risk that an issuer will fail to pay interest or dividends and principal in a timely manner. Companies that issue convertible securities may be small to medium-size, and they often have low credit ratings. In addition, the credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional debt before it can make payments on its convertible securities. Credit risk could be high for the Fund, because it could invest in securities with low credit quality. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the issuer.

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Market Risk. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

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Interest Rate Risk for Convertible Securities. Market interest rates are currently significantly below historical average rates, and the Federal Reserve has begun to raise the Federal Funds rate, each of which results in more pronounced interest rate risk in the current market environment. These factors increase the risk that the market interest rates will rise or continue to rise in the future, with a corresponding decline in the value of convertible securities held by the Fund. Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

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Sector Risk. Sector risk is the risk that returns from the economic sectors in which convertible securities are concentrated will trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better-or-worse-than the convertible securities market in general. These periods have, in the past, lasted for as long as several years. Moreover, the sectors that dominate this market change over time.

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Dilution Risk. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect.

Fixed Income Securities Risks. Fixed income securities in which the Fund may invest are generally subject to the following risks:

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Interest Rate Risk. The market value of bonds and other fixed-income or dividend paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income or dividend paying securities will increase as interest rates fall and decrease as interest rates rise.

The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment. The magnitude of these fluctuations in the market price of bonds and other income or dividend paying securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short term or long term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other income or dividend paying securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Fund’s use of leverage will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of income or dividend paying securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of the Fund’s common shares.

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Issuer Risk. Issuer risk is the risk that the value of an income or dividend paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

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Credit Risk. Credit risk is the risk that one or more income or dividend paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “Risk Factors and Special Considerations—General Risks—Non-Investment Grade Securities.” In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

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Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income or dividend paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

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Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

•	Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Investment Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Investment Adviser deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long term interest rates to short term interest rates), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Fund’s shares and that actual price movements in the Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Investment Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail, including under “Risk Factors and Special Considerations—General Risks—Fixed Income Securities Risks—Credit Risk,” “—Fixed Income Securities Risks—Interest Rate Risk” and “—Fixed Income Securities Risks—Prepayment Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “—Non-Investment Grade Securities Risk.”

Non-Investment Grade Securities Risk. The Fund may invest in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality—those securities rated below “Baa” by Moody’s or below “BBB” by S&P (or unrated securities of comparable quality)—are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. Securities rated below investment grade commonly are referred to as “junk bonds” or “high yield” securities and generally pay a premium above the yields of U.S. government securities or securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	greater credit risk and risk of default;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

In addition, the prices of these non-investment grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade securities tend to be less liquid than investment grade securities. The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

The Fund may purchase securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investments in issuers experiencing significant business and financial difficulties is unusually high. There can be no assurance that the Fund will correctly evaluate the value of the assets collateralizing its investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose all or part of its investment or may be required to accept collateral with a value less than the amount of the Fund’s initial investment.

As a part of its investments in non-investment grade securities, the Fund may invest in the securities of issuers in default. The Fund invests in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers’ securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

In addition to using statistical rating agencies and other sources, the Investment Adviser will also perform its own analysis of issuers in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Income securities, including non-investment grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for non-investment grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities could react in a similar fashion in the event of any future economic recession.

For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Equity Risk. The principal risk of investing in equity securities is equity risk. Equity risk is the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. Common stock in which the Fund will invest or receive upon conversion of convertible securities is subject to such equity risk. In the case of convertible securities, it is the conversion value of a convertible security that is subject to the equity risk; that is, if the appreciation potential of a convertible security is not realized, the premium paid for its conversion value may not be recovered. See “Investment Objective and Policies—Investment Practices—Convertible Securities.”

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund invests is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in generating those returns.

Distribution Risk for Equity Income Securities. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Dividend-producing equity income securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “—Fixed Income Securities Risks—Interest Rate Risk.” The Fund’s investments in dividend-producing equity income securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend-producing equity income securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s net asset value or provide “protection,” compared to other types of equity income securities, when markets perform poorly.

Preferred Stock Risk. There are special risks associated with the Fund investing in preferred securities, including:

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Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security on which distributions are being deferred by the issuer, the Fund may be required to report income for tax purposes although it has not yet received such deferred distributions.

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Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

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Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

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Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

U.S. Government Securities and Credit Rating Downgrade Risk. The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value of such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

The events surrounding negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect the Fund’s ability to achieve its investment objective. In 2011, S&P lowered its long term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. Repeat occurrences of similar events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Investment Adviser cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Significant Holdings Risk. The Fund may invest up to 25% of its total assets in securities of a single industry; however, the Fund does not currently focus and has no current intent to focus on any particular industry or sector. In the event the Fund should choose to take significant positions in any particular industry or sector, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Value Investing Risk. The Fund focuses its investments on the securities of companies that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Selection Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Merger Arbitrage Risk. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced. The principal risk of such investments is that certain of such proposed transactions may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may realize losses. Such risk is sometimes referred to as “merger arbitrage risk.” Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller’s stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back-up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company’s board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Investment Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.

Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss.

Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity.

Foreign Securities Risk. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers located in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The following provides more detail on certain pronounced risks with foreign investing:

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Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency-denominated investments.

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Tax Consequences of Foreign Investing. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

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EMU and Redenomination Risk. As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the Euro as a common currency arose, creating significant volatility at times in currency and financial markets. The effects of the collapse of the Euro or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict, and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

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Emerging Markets Risk. The considerations noted above in “Foreign Securities Risk” are generally intensified for investments in emerging market countries. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

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Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

On March 29, 2017, the United Kingdom (the “UK”) notified the European Council, in accordance with Article 50(2) of the Treaty on European Union (“Article 50”), of the UK’s intention to withdraw from the European Union (the “EU”). In issuing the notice, the UK has begun the two year process set out in Article 50 for the UK and the EU to negotiate the terms of the UK’s withdrawal from the EU, taking into account the framework for the UK’s future relationship with the EU (“BREXIT”). In accordance with Article 50 the UK will cease to be a member of the EU from March 30, 2019, absent any agreement between the UK and the EU which results in a change to this date. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and those consequences include significant legal and business uncertainties pertaining to an investment in the Fund. Due to the very recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by these events has resulted in immediate and longer term risks that would not have been applicable had the UK not sought to withdraw from the EU (“BREXIT Risks”).

BREXIT Risks include short and long term market volatility and currency volatility, macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, disruption to regulatory regimes related to the operations of the Fund and the Investment Adviser, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.

In view of these risks and their application to the Investment Adviser and the Fund’s portfolio, prospective investors should take into account the significance of the BREXIT Risks, including the wide ranging and serious nature of these risks, and retain advice as needed, for purposes of evaluating an investment in the Fund. There can be no assurance that the BREXIT Risks will not alter, and alter significantly, the attractiveness of an investment in the Fund by, among other things, giving risk to impediments to the intended implementation of the business strategy of the Fund that would have material effects on performance, including the potential for capital losses, delays, legal and regulatory risk and general uncertainty.

Smaller Companies Investment Risk. The Fund may invest in the securities of smaller, less seasoned companies. Smaller companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. In addition, the securities of such companies may be more vulnerable to adverse general market or economic developments, more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As such, securities of these smaller companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Investment Adviser may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Investment Adviser-managed accounts or other investors are also seeking to purchase or sell them.

The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer-term view.

Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than the companies in which the Fund may invest.

Investment Companies. The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common shares will be subject to duplicative investment expenses. The Fund will not purchase the securities of affiliated investment companies.

Prepayment Risks on Government Sponsored Mortgage-Backed Securities. The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. Prepayment risks include the following:

•	mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities;

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in addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

•	because of these and other reasons, a government sponsored mortgage-backed security’s total return and maturity may be difficult to predict; and

•	to the extent that the Fund purchases government sponsored mortgage-backed securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of premium paid.

Restricted and Illiquid Securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. The Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of total return over the long-term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Disruption and Geopolitical Risk. Events of recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the European Union (“EU”) or the European Monetary Union (“EMU”), the change in the U.S. president and the new administration, among others, may result in market volatility, may have long term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom gave notice of its withdrawal from the EU. As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, BREXIT will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The value and risk profile of the Fund’s portfolio could be adversely impacted by the events above. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Economic Events and Market Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Government Intervention in Financial Markets Risk. Past instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. The U.S. government and certain foreign governments and their regulatory agencies or self-regulatory organizations have in the past taken, and may in the future take, legislative and regulatory actions that may affect the Fund, its securities and/or the Fund’s investments in ways that are unforeseeable. Such legislation or regulation may change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective.

The Dodd-Frank Act, signed into law by President Obama on July 21, 2010, contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives (see “—Dodd-Frank Act Risk” above), the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Investment Adviser and the Fund. The Investment

Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Investment Adviser and the Fund may be affected by governmental action in ways that are unforeseeable.

Additionally, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding shares of common stock of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Trump administration has called for substantial changes to U.S. fiscal and tax policies. In addition, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker

Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

In addition, the recently enacted Tax Cuts and Jobs Act (the ‘‘Act’’) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to ‘‘sunset’’ provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other, changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in our common or preferred shares and their indirect effect on the value of our assets, our common or preferred shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on us. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to us or our shareholders.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times collateralized in accordance with applicable regulatory requirements. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Tax Risk. We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged qualified dividend income or long term capital gains or what the tax rates on various types of income will be in future years. See “Taxation.”

Status as a Regulated Investment Company. The Fund has elected to qualify as a RIC under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. To qualify and maintain its status as a RIC, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus excess, if any, of net short term capital gain over net long term capital loss). While the Fund presently intends to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. If the Fund fails to qualify as a RIC for any reason, it will be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains. The resulting corporate taxes would materially reduce the Fund’s net assets and the amount of cash available for distribution to holders of the Units. For a more complete discussion of these and other U.S. federal income tax considerations, see “Taxation” below.

1940 Act Regulation. The Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Reliance on Service Providers Risk. The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Cyber Security Risk. The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Adviser or the Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Investment Adviser’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Adviser’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Adviser will identify or prevent any such misconduct.

Anti-Takeover Provisions. The Charter and Bylaws of the Fund include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

Special Risks Related to Investment in Derivative Transactions. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, counterparty, correlation, volatility, hedging and tax risks. Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, swaps, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;

•	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•

the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Options, futures contracts, swaps contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) less trading volume. Exchanges on which options, futures, swaps and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s net asset value and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

Failure of Futures Commission Merchants and Clearing Organizations Risk. The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures contracts and options on futures, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy losses in that account resulting from the default by another customer on its payment obligations that leads to the clearing member’s default to the clearing organization. As a result, in the situation of a double default by a customer of the Fund’s clearing member and the clearing member itself with respect to payment obligations on the customer’s futures or options on futures, there is a risk that the Fund’s assets in an omnibus account with the clearing organization may be used to satisfy losses from the double default and that the Fund may not recover the full amount of any such assets.

Swaps Risk. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the U.S., the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Fund to enter into swap transactions and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Fund may also be limited if the swap transactions with the Fund are subject to the swap regulation under the Dodd-Frank Act.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

The Fund may enter into swap agreements that would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

The Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Investment Adviser may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.

The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which the Investment Adviser believes to be creditworthy institutions.

Under current interpretations of the SEC and its staff under the 1940 Act, the Fund must segregate with its custodian liquid assets, or engage in other SEC or staff approved measures, to “cover” open positions in certain types of derivative instruments. The purpose of these requirements is to prevent the Fund from incurring excessive leverage through such instruments. In the case of futures and forward contracts, for example, that are not required as a result of one or more contractual arrangements to settle for cash only in an amount equal to the change in value of the contract over its term but rather may settle through physical delivery or in the notional amount, the Fund must segregate liquid assets equal to such contract’s full notional value while it has an open long position, or equal to the market value of the contract in the case of an open short position. With respect to contracts that the Fund is contractually obligated to settle for cash in an amount equal to the change in value of the contract, the Fund needs to segregate liquid assets only in an amount equal to the Fund’s unpaid mark to market obligation rather than the entire notional amount. This is because the Fund’s maximum potential obligation at that point in time is its net unpaid mark to market obligation rather than the full notional amount.

Futures Contracts and Options on Futures. Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices; possible reduction of the yield of the Fund due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contracts and the securities being hedged; losses from investing in futures transactions that are potentially unlimited; and the segregation requirements for such transactions.

Options Risk. To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased. If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit or the option may expire worthless.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations, making determinations and providing guidance to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Adviser, or at least make them more costly.

Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Investment Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Investment Adviser and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Adviser, or at least make them more costly.

Additionally, the Regulators have finalized regulations with a phased implementation that may require swap dealers to collect from, and post to, the Fund variation margin (and initial margin, if the Fund exceeds a specified exposure threshold) for uncleared derivatives transactions in certain circumstances . U.S. federal banking regulators have also finalized regulations that would impose upon swap dealers new capital requirements. The CFTC and SEC have each proposed, but not yet adopted, capital requirements for swap dealers, and the SEC is still in the process of finalizing its proposed uncleared margin rules. As uncleared margin and capital requirements have been and continue to be finalized and implemented, such requirements may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Adviser cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Special Risks to Holders of Notes

An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

Special Risks to Holders of Preferred Shares

Illiquidity Prior to Exchange Listing. Prior to the offering of any additional series of preferred shares, there will be no public market for such shares. In the event any preferred shares are issued, prior application will have been made to list such shares on the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation. Preferred shares may trade at a premium to or discount from liquidation preference for a variety of reasons, including changes in interest rates.

Special Risks to Holders of Notes and Preferred Shares

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices.

Common Share Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to the greater of its stated distribution policy or the minimum distribution requirements of the Code in a given year, the Fund expects that it would return capital as part of its distribution. This would decrease the asset coverage per share with respect to the Fund’s notes or preferred shares, which could adversely affect their liquidity or market prices.

For the fiscal year ended December 31, 2017, the Fund made distributions of $0.48 per common share, none of which constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Credit Quality Ratings. The Fund may obtain credit quality ratings for its preferred shares or notes; however, it is not required to do so and may issue preferred shares or notes without any rating. If rated, the Fund does not impose any minimum rating necessary to issue such preferred shares or notes. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, if desired, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. With respect to ratings (if any) of the notes or preferred shares, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating does not address the liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to our preferred shares or notes, we may alter our portfolio or redeem the preferred shares or notes under certain circumstances.

Special Risks of Notes to Holders of Preferred Shares

As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue notes. In the event the Fund were to issue such securities, the Fund’s obligations to pay dividends or make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and interest payments due and owing with respect to its outstanding notes. Accordingly, the Fund’s issuance of notes would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Special Risks to Holders of Common Shares

Dilution Risk. If the Fund determines to conduct a rights offering to subscribe for common shares, holders of common shares may experience dilution or accretion of the aggregate net asset value of their common shares. Such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s net asset value per common share is above or below the subscription price on the expiration date of the rights offering.

Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.

There is also a risk that the Fund’s largest shareholders, record date shareholders of more than 5% of the outstanding shares of common stock of the Fund, may increase their percentage ownership of the Fund through the exercise of the primary subscription and over-subscription privilege

Leverage Risk. The Fund currently uses financial leverage for investment purposes by issuing preferred shares and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or additional preferred shares and borrowing from financial institutions. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. As of December 31, 2017, the amount of leverage represented approximately 23% of the Fund’s assets.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code. See “Taxation.”

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of its borrowings, notes or preferred shares or of losing its ratings on its notes or preferred shares or notes or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution or interest requirements on the borrowings, preferred shares or notes. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption or repayment of some or all of the borrowings, preferred shares or notes.

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Preferred Share and Note Risk. The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares or the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares or the interest rate on the notes plus the management fee rate of 1.00%, subject to the voluntary advisory fee waiver for the Reduced Fee Preferred, exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes. If the Fund has insufficient investment income and gains, all or a portion of the distributions to preferred shareholders or interest payments to note holders would come from the common shareholders’ capital. Such distributions and interest payments reduce the net assets attributable to common shareholders. The Prospectus Supplement relating to any sale of preferred shares will set forth dividend rate on such preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including the advisory fees on the incremental assets attributable to the preferred shares or notes.

Holders of preferred shares and notes may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after the issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) and exceeds 200% of the amount of preferred shares and debt outstanding (i.e., for every dollar in liquidation preference of preferred stock outstanding, the Fund is required to have two dollars of assets), which is referred to as the “asset coverage” required by the 1940 Act. In the event the Fund fails to maintain an asset coverage of 100% for any notes outstanding for certain periods of time, the 1940 Act requires that either an event of default be declared or that the holders of such notes have the right to elect a majority of the Fund’s Directors until asset coverage recovers to 110%. In addition, holders of preferred shares, voting separately as a single class, have the right (subject to the rights of noteholders) to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Directors until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. Further, interest on notes will be payable when due as described in a Prospectus Supplement and if the Fund does not pay interest when due, it will trigger an event of default and the Fund expects to be restricted from declaring dividends and making other distributions with respect to common shares and preferred shares. Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to the Fund. The 1940 Act also generally restricts the Fund from declaring distributions on, or repurchasing, common or preferred shares unless notes have an asset coverage of 300% (200% in the case of declaring distributions on preferred shares). The Fund’s common shares are structurally subordinated as to income and residual value to any preferred shares or notes in the Fund’s capital structure, in terms of priority to income and payment in liquidation. See “Description of the Securities—Preferred Shares” and “Description of the Securities—Notes.”

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a RIC for U.S. federal income tax purposes. While the Fund intends to redeem its preferred shares or notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a RIC under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

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Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred shares or notes is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares or notes, and the common shares of the Fund will lose the potential benefits associated with a leveraged capital structure.

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Impact on Common Shares. Assuming that leverage will (1) be equal in amount to approximately 32% of the Fund’s total net assets, and (2) charge interest or involve dividend payments at a projected blended annual average leverage dividend or interest rate of 5.75%, then the total return generated by the Fund’s portfolio (net of estimated expenses) must exceed approximately 1.93% of the Fund’s total net assets in order to cover such interest or dividend payments and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects leverage representing 32% of the Fund’s total assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 5.75%, a base management fee at an annual rate of 1.00% and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.02% of the Fund’s net assets attributable to common shares. These assumptions are based on the Fund’s fiscal year ended December 31, 2017 and the assets attributable to the proposed issuances.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(18.08)%	(10.67)%	(3.27)%	4.13%	11.53%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

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Market Discount Risk. As described above in “—General Risks—Market Discount Risk,” common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of a public offering. The common shares of the Fund are designed primarily for long term investors and investors in the shares should not view the Fund as a vehicle for trading purposes.

Special Risk to Holders of Subscription Rights

There is a risk that changes in market conditions may result in the underlying common or preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities.

HOW THE FUND MANAGES RISK

Investment Restrictions

The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Fund’s Series B Preferred Articles Supplementary, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy. See “Investment Restrictions” in the SAI. The Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares, if any.

The Fund’s investment objective is a fundamental policy. Except as expressly listed under “Investment Restrictions” none of the Fund’s other policies is fundamental, and each may be modified by the Board without shareholder approval.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions to manage its borrowing costs, as well as to increase income. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its borrowings (or the Fund’s potential variable payment obligations on fixed rate preferred shares that may have certain variable rate features). In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the counterparty defaulted. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on any outstanding borrowings or preferred shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. Any such prepayment or redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund may enter into equity contract for difference swap transactions, for the purpose of increasing the income of the Fund. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate or earmark cash or liquid assets having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory, investment policy and tax requirements.

If the Fund writes (sells) a credit default swap or credit default index swap, then the Fund will, during the term of the swap agreement, designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract.

Further information on the investment objective and policies of the Fund is set forth in the SAI.

MANAGEMENT OF THE FUND

General

The Fund’s Board (who, with Directors, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement with the Fund, the Investment Adviser, under the supervision of the Fund’s Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are officers or employees of the Investment Adviser or its affiliates. As compensation for its services rendered and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund’s average daily net assets including the liquidation value of preferred shares, subject to the voluntary advisory fee waiver for the Reduced Fee Preferred (as discussed below). Net assets does not include amounts attributable to liabilities constituting indebtedness.

The Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series B Preferred Shares during the fiscal year if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate of, or corresponding swap rate with respect to, the Series B Preferred Shares for the period. The “corresponding swap rate” would serve as the reference point for this waiver in the event the Fund enters into an interest swap for all or part of an applicable measurement period that has the effect of modifying the dividend rate paid on the Series B Preferred Shares for all or part of that measurement period. In other words, if the effective cost of the leverage for the “Reduced Fee Preferred” exceeds the total return (based on net asset value) on the Fund’s common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that Reduced Fee Preferred to mitigate the negative impact of the leverage on the common shareholder’s total return. The Investment Adviser currently intends that the voluntary advisory fee waiver will remain in effect for as long as the Reduced Fee Preferred are outstanding. This fee waiver will not apply to any preferred shares issued from this offering. The Investment Adviser, however, reserves the right to modify or terminate the voluntary advisory fee waiver at any time. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of the Reduced Fee Preferred for the period. The test to confirm the accrual of the management fee on the assets attributable to the Reduced Fee Preferred is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

Because the investment advisory fees are based on a percentage of total assets, which includes assets attributable to the Fund’s use of leverage and assets from derivative transactions (but excludes assets attributable to the Fund’s Reduced Fee Preferred when such Reduced Fee Preferred are subject to the fee reduction), the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage and/or derivative transactions. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interest of the Fund. The Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage.

The Investment Adviser

The Investment Adviser is a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $23.2 billion as of March 31, 2018. The Investment Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, endowments, and The GAMCO Mathers Fund, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately of $17.6 billion as of March 31, 2018; Teton Advisors, Inc. and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $3.3 billion as of March 31, 2018, act as investment advisers to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.6 billion as of March 31, 2018; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $30 million as of March 31, 2018. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP the principal shareholder of Teton Advisors, Inc., as of March 31, 2018. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of the Fund who are employed by the Fund and are not employed by the Investment Adviser although such officers may receive incentive-based variable compensation from affiliates of the Investment Adviser), as well as the fees of all Directors of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund, and indirectly the holders of its common shares, is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, underwriting compensation and reimbursements in connection with sales of the Fund’s securities, expenses for legal and the Fund’s independent registered public accounting firm’s services, stock exchange listing fees and expenses, costs of printing proxies, share certificates and shareholder reports, charges of the Fund’s Custodian, any sub-custodian and any transfer agent and distribution disbursing agent, expenses in connection with the Automatic Dividend Reinvestment Plan and the Voluntary Cash Purchase Plan, SEC fees and preparation of filings with the SEC, fees and expenses of Directors who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, compensation and other expenses of officers and employees of the Fund (including, but not limited to, the Chief Compliance Officer, Vice President and Ombudsman) as approved by the Fund’s Directors, fidelity bond coverage for the Fund’s officers and employees, Directors’ and officers’ errors and omissions insurance coverage, interest, brokerage costs, taxes, expenses of qualifying the Fund’s shares for sale in various states, expenses of personnel performing shareholder servicing functions, rating agency fees, organizational expenses, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to G.research, LLC (“G.research”), an affiliate of the Investment Adviser, or to other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than G.research that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other investment advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement, including a more complete description of the investment advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Managers

Mario J. Gabelli, CFA is Chairman, Chief Executive Officer, and Chief Investment Officer—Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer—Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University, and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

James A. Dinsmore, CFA joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

Thomas H. Dinsmore, CFA joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015, Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a B.S. in Economics from the Wharton School of Business and an M.A. degree in Economics from Fairleigh Dickinson University.

Jane D. O’Keeffe joined Gabelli Funds, LLC in 2015. She currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015, Ms. O’Keeffe was President and Director of Dinsmore Capital Management where she was also a Portfolio Manager of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. She earned a BA from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Non-Resident Directors

Anthonie C. van Ekris and John Birch, Directors of the Fund, reside outside of the United States and all or a significant portion of their assets are located outside the United States. Messrs. van Ekris and Birch do not have an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against either of them in U.S. court judgments predicated upon the civil liability provisions of U.S. securities laws. It may also not be possible to enforce against Messrs. van Ekris and Birch in foreign courts judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of the United States. Further, it is not certain that such courts would enforce, in an original action, liabilities against Messrs. van Ekris and Birch predicated solely on U.S. federal securities laws

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Investment Adviser, GAMCO and Teton Advisors, Inc. as follows: 0.0275%—first $10 billion, 0.0125%—exceeding $10 billion but less than $15 billion, 0.01%—over $15 billion but less than $20 billion and 0.008% over $20 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, G.research, LLC, an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the OTC markets on an agency basis and may be paid commissions. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a managed distribution policy of paying, on a quarterly basis, a minimum distribution at an annual rate equal to 8% of the average net asset value of the Fund within a calendar year on an amount sufficient to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), to maintain its status as a “regulated investment company” under Subchapter M of the Code (“RIC”) and avoid paying U.S. federal excise tax, whichever is greater. The average net asset value of the Fund is based on the average net asset values as of the last day of the four preceding calendar quarters during the year. As a RIC under the Code, the Fund will not be subject to U.S. federal income tax on any taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders. See “Taxation” in the Prospectus.

Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. If the Fund does not generate sufficient earnings (dividends and interest income and realized net capital gain) equal to or in excess of the aggregate distributions paid by the Fund in a given year, then the amount distributed in excess of the Fund’s earnings would be deemed a return of capital to the extent of the shareholder’s tax basis in the shares (reducing the basis accordingly) and as capital gains thereafter. Since a return of capital is considered a return of a portion of a shareholder’s original investment, it is generally not taxable and is treated as a reduction in the shareholder’s cost basis, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to preferred shares, and then to the Fund’s common shares. Under federal tax regulations, some or all of the return of capital distributed by the Fund may be taxable as ordinary income in certain circumstances. This may occur when the Fund has a capital loss carry forward, net capital gains are realized in a fiscal year, and distributions are made in excess of investment company taxable income.

Distributions sourced from paid-in capital should not be considered as the dividend yield or total return of an investment in the Fund. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

During the fiscal year ended December 31, 2017, the Fund made distributions of $0.48 per common share, none of which constituted a return of capital. Notwithstanding the characterization of the Fund’s common share distributions for the fiscal year ended December 31, 2017, a portion of the Fund’s common share distributions for many of its fiscal years has included a return of capital. When the Fund makes distributions consisting of returns of capital, such distributions may further decrease the Fund’s total assets and, therefore have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. These effects could have a negative impact on the prices investors receive when they sell shares of the Fund.

The Fund’s distribution policy, including its policy to pay quarterly distributions and the annualized amount that the Fund seeks to distribute, may be modified from time to time by the Board as it deems appropriate, including in light of market and economic conditions and the Fund’s current, expected and historical earnings and investment performance. Common shareholders are expected to be notified of any such modifications by press release or in the Fund’s periodic shareholder reports.

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. The Fund’s current policy is to make quarterly distributions to holders of its common shares. The exemption also permits the Fund to make such distributions with respect to any preferred shares in accordance with such shares’ terms.

Limitations on Distributions. If at any time the Fund has borrowings outstanding, the Fund will be prohibited from paying any distributions on any of its common shares (other than in additional shares) and from repurchasing any of its common shares or preferred shares, unless the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. In addition, in such circumstances the Fund will be prohibited from paying any distributions on its preferred shares unless the value of its total assets, less certain ordinary course liabilities, exceed 200% of the amount of debt outstanding.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of the Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Automatic Dividend Reinvestment Plan. The Automatic Dividend Reinvestment Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Automatic Dividend Reinvestment Plan in additional shares of the Fund. Participants in the Automatic Dividend Reinvestment Plan may send their stock certificates to Computershare to be held in their dividend reinvestment account.

With respect to the Fund, registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Convertible and Income Securities Fund Inc.

c/o Computershare

P.O. Box 505000

Louisville, KY 40233

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records. Shareholders with additional questions regarding the Automatic Dividend Reinvestment Plan, or requesting a copy of the terms of the Automatic Dividend Reinvestment Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Automatic Dividend Reinvestment Plan, your account will be credited with a cash dividend. In order to participate in the Automatic Dividend Reinvestment Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Automatic Dividend Reinvestment Plan. Shareholders holding shares in “street name” at participating institutions will have distributions automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Automatic Dividend Reinvestment Plan in lieu of cash dividends is determined in the following manner. Under the Automatic Dividend Reinvestment Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy the common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that the Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Automatic Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 505000, Louisville, KY 40233 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Payments not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Automatic Dividend Reinvestment or Voluntary Cash Purchase Plan, as applicable, at least 90 days before the record date for such dividend or distribution. The Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans also may be amended or terminated by Computershare on at least 90 days’ written notice to participants in the Automatic Dividend Reinvestment or Voluntary Cash Purchase Plan, as applicable.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of the Fund’s common and preferred stock, subscription rights, and notes. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. For complete terms of the shares, please refer to the actual terms of such series, which are set forth in the Governing Documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights (the “Subscription Rights Agreement”). For complete terms of the notes, please refer to the actual terms of such notes, which will be set forth in an Indenture relating to such notes (the “Indenture”).

Common Shares

The Fund is authorized to issue 1,000,000,000 shares of capital stock, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board. As of December 31, 2017, 14,228,119 common shares were outstanding. The common shares of the Fund are listed on the NYSE under the symbol “GCV” and began trading March 31, 1995. The Fund’s common shares have historically traded at a discount to the Fund’s net asset value. Since the Fund commenced trading on the NYSE, the Fund’s common shares have traded at a discount to net asset value as low as 32% and a premium as high as 34%. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2017 through December 31, 2017 was 177,304 shares. Though the Fund expects to pay distributions quarterly on the common shares, it is not obligated to do so. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. All shares, when issued in accordance with the terms of the applicable offering, will be fully paid and non-assessable. The common shares are not redeemable and have no preemptive, conversion or cumulative voting rights.

Offerings of shares require approval by the Fund’s Board of Directors. Any additional offerings of shares will require approval by the Fund’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding common shareholders.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

Subject to the rights of the outstanding preferred shares, the Fund’s common shares vote as a single class on election of Directors and on additional matters with respect to which the 1940 Act, Maryland law, the Fund’s Charter, Bylaws or resolutions adopted by the Board provide for a vote of the Fund’s common shares. See “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

The Fund is a diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable, subject to maintaining required asset coverage for each series of outstanding preferred shares. The Board has authorized such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 10% or more (or such other percentage as the Board of the Fund may determine from time to time). Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio. During the years ended December 31, 2017 and 2016, the Fund did not repurchase and retire any shares in the open market.

Book-Entry

The common shares will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares of common stock purchased for purposes of distributions, voting and liquidation rights.

Preferred Shares

Under the Fund’s Charter, the Board of Directors has the authority to classify or reclassify the Fund’s 1,000,000,000 authorized shares of capital stock as preferred shares. The terms of such preferred shares may be fixed by the Board and would materially limit and/or qualify the rights of the holders of the Fund’s common shares.

As of December 31, 2017, the Fund had outstanding 965,548 shares of Series B Preferred. Distributions on the Series B Preferred accumulate at an annual rate of 6.00% of the liquidation preference of $25.00 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Series B Preferred is redeemable at the liquidation preference per share plus accumulated but unpaid dividends through the date of redemption (whether or not earned or declared) at the option of the Fund. The Series B Preferred is listed on the NYSE under the symbol “GCV Pr B.” The Series B Preferred is rated “A1” by Moody’s Investors Service.

If the Fund issues additional preferred shares, it will pay dividends to the holders of the preferred shares at a fixed rate, as described in a Prospectus Supplement accompanying each preferred share offering.

Upon a liquidation, each holder of the preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of the preferred shares will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of shares senior to the preferred shares.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any preferred shares are expected to provide that (i) they are redeemable by the Fund at any time (either after the date of initial issuance, or after some period of time following initial issuance) in whole or in part at the original purchase price per share plus accumulated dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of preferred shares by the Fund will increase that leverage.

Rating Agency Guidelines. The Series B Preferred is rated by Moody’s and/or Fitch Ratings Inc. (“Fitch”). Upon issuance, it is expected that any new series of preferred shares will be rated by Moody’s and/or by Fitch.

The Fund expects that it would be required under any applicable rating agency guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined in the applicable organizational documents for each series of preferred shares) for its outstanding preferred shares, including the Series B Preferred, with respect to the separate guidelines Moody’s and Fitch has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s and Fitch guidelines would also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The “Basic Maintenance Amount” is calculated as set out in the organizational documents for each series of preferred shares.

The “Basic Maintenance Amount” is generally equal to (a) the sum of (i) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (ii) the Fund’s other liabilities (excluding dividends and other distributions payable on the Fund’s common shares) and (iii) any other current liabilities of the Fund (including amounts due and payable by the Fund pursuant to reverse repurchase agreements and payables for assets purchased) less (b) the value of the Fund’s assets if such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of preferred shares or payment of another liability and are either U.S. government securities or evidences of indebtedness rated at least “Aaa,” “P-1”, “VMIG-1” or “MIG-1” by Moody’s or “AAA”, “SP-1+” or “A-1+” by S&P and are held by the Fund for distributions, the redemption or repurchase of preferred shares or the Fund’s liabilities.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of any applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances would be required to, mandatorily redeem preferred shares.

The Fund may, but would not be required to, adopt any modifications to the rating agency guidelines that may be established by Moody’s and Fitch (or such other rating agency then rating the preferred shares at the request of the Fund) following the issuance of any such rated preferred shares. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by shareholders, would be expected to be able to amend, alter, add to or repeal any provision of a Articles Supplementary adopted pursuant to rating agency guidelines if the Board determines that such amendments or modifications are necessary to prevent a reduction in, or the withdrawal of, a rating of the preferred shares and are in the aggregate in the best interests of the holders of the preferred shares. Additionally, the Board, without further action by the shareholders, would be expected to be able to amend, alter, add to or repeal any provision of any Articles Supplementary adopted pursuant to rating agency guidelines if the Board determines that such amendments or modifications will not in the aggregate adversely affect the rights and preferences of the holders of any series of the preferred shares, provided that the Fund has received advice from each applicable rating agency that such amendment or modification is not expected to adversely affect such rating agency’s then-current rating of such series of the Fund’s preferred shares.

As described by Moody’s and Fitch, any ratings assigned to the preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each series of the preferred shares. Any ratings on the preferred shares are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. Any ratings would be based on current information furnished to Moody’s and Fitch by the Fund and the Investment Adviser and information obtained from other sources. Any ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines would apply to the preferred shares, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund expects that it would pay fees to Moody’s and Fitch for rating any preferred shares.

Asset Maintenance Requirements. In addition to the requirements summarized under “—Rating Agency Guidelines” above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, such debt or additional preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

The Fund is and likely will be required under the Articles Supplementary of each series of preferred shares to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured by a specific time (generally within 60 calendar days), the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares sufficient to satisfy such asset coverage. See “—Redemption Procedures” below.

Distributions. Holders of any preferred shares are or will be entitled to receive, when, as and if authorized by the Board and declared by the Fund, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Articles Supplementary or Prospectus Supplement, payable with such frequency as set forth in the applicable Articles Supplementary or Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.

Restrictions on Dividends and Other Distributions for the Preferred Shares. So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

•

the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common shares dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s Governing Documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “Preferred Shares—Rating Agency Guidelines” and “—Asset Maintenance Requirements.”

No complete distribution due for a particular dividend period will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefore for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with the Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

•	the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date (generally the last business day of March, June, September and December) and such failure is not cured on or before a specified period of time, following such failure (60 calendar days in the case of the Series B Preferred); or

•

the Fund fails to maintain the asset coverage requirements as calculated in accordance with any applicable rating agency guidelines as of any monthly valuation date (generally the last business day of each month), and such failure is not cured on or before a specified period of time after such valuation date (10 business days in the case of the Series B Preferred).

The redemption price for preferred shares subject to mandatory redemption will generally be the liquidation preference, as stated in the Articles Supplementary for the Series B Preferred or the Prospectus Supplement accompanying the issuance of any series preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus any applicable redemption premium determined by the Board and included in the Articles Supplementary.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage) or some other amount specified in the Articles Supplementary. In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage) or some other amount specified in the Articles Supplementary.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the Governing Documents, the 1940 Act and applicable law, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If fewer than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption. Preferred shares are not subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a RIC under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such fixed rate preferred shares in whole or in part for cash at a redemption price per share equal to the initial liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date plus any premium specified in or pursuant to the Articles Supplementary. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the Governing Documents and 1940 Act.

Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), nor more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that dividends or distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Articles Supplementary, as applicable, under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of any preferred shares will not have the right to redeem any of their shares at their option except to the extent specified in the Articles Supplementary.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, the holders of preferred shares then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. Except as otherwise stated in this Prospectus, specified in the Governing Documents or resolved by the Board or as otherwise required by applicable law, holders of preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class.

In connection with the election of the Fund’s Directors, holders of the outstanding preferred shares, voting together as a single class, will be entitled to elect two of the Fund’s Directors, and the remaining Directors will be elected by holders of common shares and holders of preferred shares, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding preferred shares are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the Directors of the Fund under the 1940 Act or the applicable Articles Supplementary creating such shares, then the number of Directors constituting the Board automatically will be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred shares as described above, would then constitute a simple majority of the Board as so increased by such smallest number. Such additional Directors will be elected by the holders of the outstanding preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than twenty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional Directors, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional Directors elected by the holders of the preferred shares (but not of the Directors with respect to whose election the holders of common shares were entitled to vote or the two Directors the holders of preferred shares have the right to elect as a separate class in any event) will terminate automatically.

The 1940 Act requires that in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares (as defined in the 1940 Act), voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. Additionally, the affirmative vote of the holders of a majority of the outstanding preferred shares (as defined in the 1940 Act), voting as a separate class, will be required to amend, alter or repeal any of the provisions of the Articles Supplementary so as to in the aggregate adversely affect the rights and preferences set forth in the Articles Supplementary The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The foregoing voting provisions will not apply to any preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares. So long as the Fund has preferred shares outstanding, subject to receipt of approval from the rating agencies of each series of preferred shares outstanding, and subject to compliance with the Fund’s investment objective, policies and restrictions, the Fund may issue and sell shares of one or more other series of additional preferred shares provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

The Fund will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund’s Governing Documents and applicable law, and in the best interest of the Fund and its existing common shareholders.

Tenders and Repurchases. In addition to the redemption provisions described herein, the Fund may also tender for or purchase preferred shares (whether in private transactions or on the NYSE American) and the Fund may subsequently resell any shares so tendered for or purchased, subject to the provisions of the Fund’s Governing Documents and the 1940 Act.

Book Entry. Preferred shares will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of preferred shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Preferred Shares will be deemed the beneficial owners of stock purchased for purposes of dividends, voting and liquidation rights.

Notes

General. Under Maryland law and our Charter, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation any notes, will rank senior to the preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of our assets

A Prospectus Supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a Prospectus Supplement will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	whether the interest rate for the securities will be determined by auction or remarketing;

•	the maturity dates on which the principal of the securities will be payable;

•	the frequency with which auctions or remarketings, if any, will be held;

•	any changes to or additional events of default or covenants;

•	any minimum period prior to which the securities may not be called;

•	any optional or mandatory call or redemption provisions;

•	the credit rating of the notes;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance of the notes; and

•	any other terms of the securities.

Interest. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations. Under the requirements of the 1940 Act, immediately after issuing any notes the value of our total assets, less certain ordinary course liabilities, must equal or exceed 300% of the amount of the notes outstanding. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Additionally, the 1940 Act requires that we prohibit the declaration of any dividend or distribution (other than a dividend or distribution paid in Fund common or preferred shares or in options, warrants or rights to subscribe for or purchase Fund common or preferred shares) in respect of Fund common or preferred shares, or call for redemption, redeem, purchase or otherwise acquire for consideration any such fund common or preferred shares, unless the Fund’s notes have asset coverage of at least 300% (200% in the case of a dividend or distribution on preferred shares) after deducting the amount of such dividend, distribution, or acquisition price, as the case may be. These 1940 Act requirements do not apply to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; however, any such borrowings may result in our being subject to similar covenants in credit agreements. Moreover, the Indenture related to the notes could contain provisions more restrictive than those required by the 1940 Act, and any such provisions would be described in the related Prospectus Supplement.

Events of Default and Acceleration of Maturity of Notes. Unless stated otherwise in the related Prospectus Supplement, any one of the following events will constitute an “event of default” for that series under the Indenture relating to the notes:

•	default in the payment of any interest upon a series of notes when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of notes at its stated maturity;

•

default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the notes have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to us. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding notes of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of notes, other than the non-payment of the principal of that series of notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including the Investment Adviser, the Custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights. The notes have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with the notes or certain other borrowings (if any), the 1940 Act does in certain circumstances grant to the note holders or lenders certain voting rights. The 1940 Act requires that provision is made either (i) that, if on the last business day of each of twelve consecutive calendar months such notes shall have an asset coverage of less than 100%, the holders of such notes voting as a class shall be entitled to elect at least a majority of the members of the Fund’s Directors, such voting right to continue until such notes shall have an asset coverage of 110% or more on the last business day of each of three consecutive calendar months, or (ii) that, if on the last business day of each of twenty-four consecutive calendar months such notes shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. It is expected that, unless otherwise stated in the related Prospectus Supplement, provision will be made that, if on the last business day of each of twenty-four consecutive calendar months such notes shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. These 1940 Act requirements do not apply to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; however, any such borrowings may result in our being subject to similar covenants in credit agreements. As reflected above, the Indenture relating to the notes may also grant to the note holders voting rights relating to the acceleration of maturity upon the occurrence and continuance of an event of default, and any such rights would be described in the related Prospectus Supplement.

Market. Our notes are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such notes, along with the other terms of the notes, will be described in a Prospectus Supplement. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form. Unless otherwise stated in the related Prospectus Supplement, the notes will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the Indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.

Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent. Information regarding the trustee under the Indenture, which may also act as transfer agent, registrar, paying agent and redemption agent with respect to our notes, will be set forth in the Prospectus Supplement.

Subscription Rights

General. We may issue subscription rights to holders of our (i) common shares to purchase common and/or preferred shares or (ii) preferred shares to purchase preferred shares (subject to applicable law). Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common and/or preferred shares, we would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our common or preferred shareholders, as applicable, as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

•

the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common share;

•	the number of rights required to purchase a single preferred share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby, Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights would be exercisable as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Subscription Rights to Purchase Common and Preferred Shares. The Fund may issue subscription rights which would entitle holders to purchase both common and preferred shares in a ratio to be set forth in the applicable Prospectus Supplement. In accordance with the 1940 Act, at least three rights would be required to subscribe for one common share. It is expected that rights to purchase both common and preferred shares would require holders to purchase an equal number of common and preferred shares, and would not permit holders to purchase an unequal number of common or preferred shares, or purchase only common shares or only preferred shares. For example, such an offering might be structured such that three rights would entitle an investor to purchase one common share and one preferred share, and such investor would not be able to choose to purchase only a common share or only a preferred share upon the exercise of his, her or its rights.

The common shares and preferred shares issued pursuant to the exercise of any such rights, however, would at all times be separately tradeable securities. Such common and preferred shares would not be issued as a “unit” or “combination” and would not be listed or traded as a “unit” or “combination” on a securities exchange, such as the NYSE, at any time. The applicable Prospectus Supplement will set forth additional details regarding an offering of subscription rights to purchase common and preferred shares.

Outstanding Securities

The following information regarding the Fund’s authorized shares is as of June 18, 2018.

			Amount
			Outstanding
		Amount Held	Exclusive of
	Amount	by Fund or	Amount Held
Title of Class	Authorized	for its Account	by Fund
Common Shares	996,000,000	None	14,303,107
Preferred Shares	1,000	None	None
Series B Cumulative Preferred Stock	1,995,000	None	965,548
Series C Auction Rate Cumulative Preferred Stock	4,000	None	None
8.00% Cumulative Preferred Stock	2,000,000	None	None

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law (the “MGCL”) and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

The Board of Directors is divided into three classes of directors serving staggered three-year terms. Upon expiration of their current terms, directors of each class will be elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the shareholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Bylaws provide that the Directors are elected by a plurality of the votes cast in the election of Directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of Directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of Directors. However, the number of Directors may never be less than the minimum number required by the MGCL or, unless our Bylaws are amended, more than thirteen. We have elected by provision in our Charter to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, a Director may be removed by the affirmative vote a majority of the votes entitled to be cast and, so long as the Board of Directors is classified, for cause.

Action by Shareholders

Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or, with respect to the holders of common shares, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

Our Bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by any shareholder who was a shareholder of record both at the time of notice required by our Bylaws and at the time of the meeting, is entitled to vote at the meeting in the election of the individuals so nominated or on such other proposed business and has complied with the advance notice requirements of, and provided the information and certifications required by, our Bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting or (2) by the Board of Directors.

Calling of Special Meetings of Shareholders

Our Bylaws provide that special meetings of shareholders may be called by the Board of Directors, the chairman of the Board of Directors and the president of the Fund. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the corporation upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, including but not limited to any charter amendment that would make our stock a redeemable security (within the meaning of the 1940 Act) requires the approval of the shareholders entitled to cast at least 75% of the votes entitled to be cast on such matter and the vote of a majority (as defined in the 1940 Act) of the holders of preferred shares voting as a single class; these voting requirements, which have been considered and determined to be in the best interests of stockholders by the Board of Directors, are greater than applicable minimum voting requirements imposed by the 1940 Act and applicable Maryland law. Our Charter and Bylaws provide that the Board of Directors has the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

Control Share Acquisitions

The MGCL provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to those shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. We have not elected to be subject to the Control Share Act. There can be no assurance that the Board of Directors will elect to be subject to the Control Share Act at any time in the future. However, we will elect to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the board of directors approved in advance the transaction by which the shareholder otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder. We have elected in our Charter to be subject to the Business Combination Act. The statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Subtitle 8

Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Securities Exchange Act of 1934, as amended, and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of the following five provisions:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of the directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; or

•	a majority requirement for the calling of a special meeting of shareholders.

We have elected by a provision in our Charter to be subject to the provisions of Subtitle 8 relating to the filling of vacancies on the Board of Directors. Through provisions in our Charter and Bylaws unrelated to Subtitle 8, the Fund already (1) has a classified board, (2) vests in the Board the exclusive power to fix the number of directorships, subject to limitations set forth in the Charter and Bylaws, and (3) requires, unless called by the Board of Directors, the chairman of the Board or our president, the request of shareholders entitled to cast not less than a majority of all votes entitled to be cast on a matter at such meeting to call a special meeting to consider and vote on any matter that may properly be considered at a meeting of shareholders. In the future, the Board of Directors may elect, without shareholder approval, to adopt one or more of the other provisions of Subtitle 8.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter and Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer and our Bylaws us obligate us to the maximum extent permitted by Maryland law and the Securities Act and subject to the requirements of the 1940 Act, to indemnify any individual who, while serving as our director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, enterprise or employee benefit plan as a director, officer, partner, trustee employee, agent or fiduciary, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Bylaws also permit us to indemnify and advance expenses to any of our employees or agents. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. The advancement of expenses is subject to additional limitations pursuant to the 1940 Act.

Preferred Stock Terms

Further, unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund’s preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changing the Fund’s investment objective or changing the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI.

The Governing Documents of the Fund are on file with the SEC.

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their common shares for trading on a stock exchange and do not redeem their common shares at the request of the shareholder. This means that if you wish to sell your common shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the shareholder wishes to sell shares of the fund, the open-end fund will redeem or buy back the shares at net asset value. Also, open-end funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Common shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the common shares trading at a price equal or close to net asset value per share. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board of Directors has authorized, but does not require, such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 10% or more (or such other percentage as the Board of Directors of the Fund may determine from time to time). This authorization is a standing authorization that may be executed in the discretion of the Fund’s officers. The Fund’s officers are authorized to use the Fund’s general corporate funds to repurchase common shares. The Fund generally intends to finance common share repurchases with cash on hand, and while the Fund may incur debt to finance common share repurchases, such debt financing would require further approval of the Board, and the Fund does not currently intend to incur debt to finance common share repurchases. The Fund has repurchased its common shares under this authorization. See “Description of the Securities—Common Shares.” Although the Board of Directors has authorized such repurchases, the Fund is not required to repurchase its common shares, and the Fund’s officers, in determining whether to repurchase Fund common shares pursuant to this authority, take into account a variety of market and economic factors including, among other things, trading volume, the magnitude of discount, bid/ask spreads, the Fund’s available cash position, leverage and expense ratios and any applicable legal or contractual restrictions on such repurchases that may be applicable at the time. The Board of Directors has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund. The Fund has not and will not, unless otherwise set forth in a Prospectus Supplement and accomplished in accordance with applicable law and positions of the SEC’s staff, repurchase common shares (i) immediately after the completion of an offering of common shares (i.e., within sixty days of an overallotment option period) or (ii) at a price that is tied to the initial offering price. See “Plan of Distribution.”

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of subscription rights to holders of our (i) common shares to purchase common and/or preferred shares and/or (ii) preferred shares to purchase preferred shares (subject to applicable law). A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its common and preferred shareholders. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. This summary does not discuss the consequences of an investment in the Fund’s notes or subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

This discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special tax rules and shareholders owning large positions in the Fund), nor does this discussion address any state, local or foreign tax concerns.

The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified as, and intends to continue to qualify annually as, a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its shareholders.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long term capital gain over its net short term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders.

If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

The Fund expects to take the position that under present law any preferred shares that it issues will constitute equity rather than debt of the Fund for U.S. federal income tax purposes. It is possible, however, that the IRS could take a contrary position asserting, for example, that such preferred shares constitute debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If that position were upheld, distributions on the Fund’s preferred shares would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The following discussion assumes that any preferred shares issued by the Fund will be treated as equity.

Distributions paid to you by the Fund from its investment company taxable income (referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.

Distributions made to you from net capital gain (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long term capital gains if they have been properly reported by the Fund, regardless of the length of time you have owned your Fund shares. Long term capital gain of individuals is generally subject to reduced U.S. federal income tax rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred shares, and then to the Fund’s common shares.

The IRS currently requires a RIC that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income (e.g., ordinary income, capital gain dividends, qualified dividend income) for each tax year based upon the percentage of total dividends distributed to each class for such year.

Generally, after the close of its calendar year, the Fund will provide you with a written notice reporting the amount of any qualified dividend income or capital gain dividends and other distributions.

Except in the case of a redemption or repurchase (the consequences of which are described in the SAI under “Taxation—Taxation of Shareholders”), the sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as undistributed capital gain dividends) by you with respect to such Fund shares. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of the sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by a shareholder at the time the dividend or distribution is made. If, however, the Fund pays you a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

The Fund is required in certain circumstances to withhold, for U.S. backup withholding tax purposes, a portion of the taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

CUSTODIAN, TRANSFER AGENT

AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company (“State Street”), whose principal address is 1776 Heritage Drive, North Quincy, Massachusetts, 02171, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out of pocket expenses.

Computershare Trust Company, N.A. (“Computershare”), whose principal address is 250 Royall Street, Boston, Massachusetts 02116, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash payment plans and as transfer agent and registrar with respect to the common shares and preferred shares of the Fund.

Computershare also would be expected to serve as the Fund’s transfer agent, registrar, dividend disbursing agent and redemption agent with respect to any additional preferred shares.

PLAN OF DISTRIBUTION

We may sell our securities through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the net asset value per share, exclusive of any underwriting commissions or discounts, of our common shares.

We may sell our securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our securities, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

To facilitate an offering of securities in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the securities for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the shares for the purpose of pegging, fixing, or maintaining the price of the securities.

•

Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the securities subject to the offering by bidding for, and purchasing, the securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•

The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Any preferred shares sold pursuant to a Prospectus Supplement will likely be listed on the NYSE.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts and Venable LLP, Baltimore, Maryland in connection with the offering of the securities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the Exchange Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s common shares are listed on the NYSE under the symbol “GCV” and the Series B Preferred is listed on the NYSE under the symbol “GCV Pr B”. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 11 Wall Street, New York, New York 10005, as the case may be.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the securities offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors and Special Considerations” and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of July 13, 2018, has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

Appendix A

CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR’S RATINGS SERVICES

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-1

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-2

$125,000,000

The Gabelli Convertible and Income Securities Fund Inc.

Common Stock

Preferred Stock

Notes

Subscription Rights to Purchase Common Stock

Subscription Rights to Purchase Preferred Stock

Subscription Rights to Purchase Common Stock and Preferred Stock

PROSPECTUS

July 13, 2018

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND, INC.

14,374,758 Rights for 4,791,586 Common Shares

Subscription Rights to Purchase Common Shares

PROSPECTUS SUPPLEMENT

September 4, 2018

Dated July 13, 2018

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) is a diversified, closed-end management investment company, incorporated as a Maryland corporation, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of total return on its assets. The Fund’s investments are selected by its Investment Adviser, Gabelli Funds, LLC (the “Investment Adviser”). The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation. Under normal circumstances the Fund will invest at least 80% of its total assets in securities that are convertible into or represent the right to acquire common stock, and in other debt or equity securities that are expected to periodically accrue or generate income for their holders (the “80% Policy”). We cannot assure you that the Fund will achieve its investment objective.

This Statement of Additional Information (the “SAI”) does not constitute a Prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated July 13, 2018, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Fund’s stock, and investors should obtain and read the Fund’s Prospectus prior to purchasing such stock. A copy of the Fund’s Registration Statement, including the Prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.

This Statement of Additional Information is dated July 13, 2018.

THE FUND

The Gabelli Convertible and Income Securities Fund Inc. is a diversified, closed-end management investment company incorporated under the laws of the State of Maryland. The Fund was incorporated in Maryland on December 19, 1988 as an open-end, diversified, management investment company, and converted to closed-end status after receiving shareholder approval of its Charter on February 21, 1995 and filing the Charter in Maryland on March 31, 1995. The Fund’s common stock (“common shares”) is listed on the New York Stock Exchange (the “NYSE”) under the symbol “GCV.” The Fund’s Series B 6.00% Cumulative Preferred Stock, liquidation preference $25 per share (the “Series B Preferred”) is traded on the NYSE under the symbol “GCV Pr B”.

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

Unregistered Convertible Securities and Other Illiquid Investments. As set forth in the Prospectus, the Fund is not subject to an independent limitation on the amount it may invest in unregistered securities and other illiquid investments, including repurchase agreements having a maturity of longer than seven days.

The staff of the SEC has taken the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

When Issued and Delayed Delivery Securities and Forward Commitments. As discussed in the Prospectus, the Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or liquid high-grade debt securities at least equal in value to the amount of its commitments. The Investment Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on this basis.

Foreign Securities. Subject to the limitations described in the Prospectus, the Fund may invest in securities of non-U.S. issuers, which involve certain risks not associated with domestic investments.

Among other risks, foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlements could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Options. The Fund may purchase or write call or put options on securities or indices. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when Gabelli Funds, LLC (the “Investment Adviser”) expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Investment Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Investment Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

1

Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-à-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.

2

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid assets equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other liquid assets that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

3

Contingent Convertible Securities. One type of convertible security in which the Fund may invest is contingent convertible securities, sometimes referred to as “CoCos.” CoCos are a form of hybrid debt security issued by banking institutions that are intended to either automatically convert into equity or have their principal written down upon the occurrence of certain “trigger events,” which may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements.

CoCos are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for such securities is evolving, it is uncertain how the larger market for CoCos would react to a trigger event, coupon cancellation, write-down of par value or coupon suspension (as described below) applicable to a single issuer. Following conversion of a CoCo, because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields or no yields at all.

Loss Absorption Risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. The liquidation value of a CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, CoCos may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Subordinated Instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument. Such conversion may be automatic.

Unpredictable Market Value Fluctuate. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

4

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and liquidate its futures position.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

5

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times collateralized by cash or cash equivalents, which are to be maintained at all times in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term highly liquid obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements, which means that “cash equivalents” accepted as collateral will be limited to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or irrevocable letters of credit issued by a bank (other than the Fund’s bank lending agent, if any, or a borrower of the Fund’s portfolio securities or any affiliate of such bank or borrower) which qualifies as a custodian bank for an investment company under the 1940 Act, and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund’s total assets. The Fund’s ability to lend portfolio securities may be limited by rating agency guidelines (if any).

6

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund at any time thereby requiring the borrower to redeliver the borrowed securities within the normal and customary settlement time for securities transactions. If the borrower fails to deliver the loaned securities within the normal and customary settlement time for securities transactions, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral pledged by the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities violate the terms of the loan or fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. Moreover, because the Fund will reinvest any cash collateral it receives, as described above, the Fund is subject to the risk that the value of the investments it makes will decline and result in losses to the Fund. These losses, in extreme circumstances such as the 2007-2009 financial crisis, could be substantial and have a significant adverse impact on the Fund and its shareholders.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities, and may also pay fees to one or more securities lending agents and/or pay other fees or rebates to borrowers.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

7

Repurchase Agreements. The Fund may enter into repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser, i.e., the Fund, acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.

Additional Risk Relating to Derivative Investments

Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

8

INVESTMENT RESTRICTIONS

Fundamental Restrictions and Policies

The Fund operates under the following restrictions that constitute fundamental policies under the 1940 Act and that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). In addition, pursuant to the Fund’s Series B Preferred Articles Supplementary, the affirmative vote of the holders of a majority of the outstanding preferred shares of the Fund voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the preferred shares, as a single class, represented at a meeting at which more than 50% of the Fund’s outstanding preferred shares are represented or (ii) more than 50% of the outstanding preferred shares), is also required to change a fundamental policy. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

•

purchase the securities of any one issuer, other than the United States government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

•

purchase or otherwise acquire real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein;

•	purchase or otherwise acquire or sell commodities or commodity contracts except that the Fund may purchase or sell financial futures contracts and related options thereon;

•

purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs;

•

purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, except that the Fund reserves the right to invest up to 5% of its total assets in not more than 3% of the securities of any one investment company including small business investment companies or invest up to 10% of its total assets in the securities of investment companies, nor make any such investments other than through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase;

•	borrow money, except to the extent permitted by applicable law;

•	issue senior securities except to the extent permitted by applicable law;

•

make loans of money or securities, except: (a) that the Fund may engage in repurchase agreements as set forth in the Prospectus and (b) the Fund may lend its portfolio securities consistent with applicable regulatory requirements and as set forth in the Prospectus;

•

make short sales of securities or maintain a short position, unless at all times when a short position is open, it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

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•	engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

•	invest for the purpose of exercising control or management of any other issuer;

•	invest more than 25% of the value of its total assets in any one industry.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

The Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares, if any.

The Fund’s investment objective is a fundamental policy. Except as expressly stated above, none of the Fund’s other policies is fundamental, and each may be modified by the Board without shareholder approval.

The 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in certain such transactions, other than reverse repurchase agreements, the Fund, instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). From the outset of the transaction, in accordance with Investment Company Act Release 10666, “Securities Trading Practices of Registered Investment Companies” (April 18, 1979), for reverse repurchase agreements, the Fund will segregate the full amount of the Fund’s actual or potential cash payment obligations that the Fund will owe at settlement. The investment restriction regarding borrowing money, described above, will be interpreted to permit the Fund to (a) engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act, (b) segregate or earmark liquid assets or enter into offsetting positions in accordance with SEC staff guidance and interpretation, (c) engage in securities lending in accordance with the SEC staff guidance and interpretations and (d) settle securities transactions within the ordinary settlement cycle for such transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

The 1940 Act permits the Fund to issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares (measured by liquidation value) and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. The 1940 Act also generally restricts the Fund from declaring cash distributions on, or repurchasing, common or preferred shares unless outstanding debt securities have an asset coverage of 300% (200% in the case of declaring distributions on preferred shares), or from declaring cash distributions on, or repurchasing, common shares unless preferred shares have an asset coverage of 200% (in each case, after giving effect to such distribution or repurchase).

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MANAGEMENT OF THE FUND

Directors and Officers

Overall responsibility for oversight and supervision of the Fund rests with the Board. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund’s custodian and the Fund’s transfer agent. The day to day operations of the Fund are delegated to the Investment Adviser.

The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Director
INTERESTED DIRECTORS(4)
Mario J. Gabelli Chairman and Chief Investment Officer Age: 75	Since 1989**	Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)	32

Thomas H. Dinsmore Director Age: 64	Since 2015**	Portfolio Manager for Gabelli Funds, LLC; Former Chairman and Chief Executive Officer of the Bancroft Fund Ltd. and the Ellsworth Growth and Income Fund Ltd. (1996-2015); Member of the Executive Committee of the Closed-End Fund Association	—	1

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Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Director
INDEPENDENT DIRECTORS(5)
John Birch(7) Director Age: 67	Since 2018*	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—	1

E. Val Cerutti Director Age: 78	Since 1989*	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)	7

Anthony S. Colavita(7) Director Age: 57	Since May 2018***	Attorney, Anthony S. Colavita, P.C.	—	22

Vincent D. Enright Director Age: 74	Since 2016***	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)	17

Leslie F. Foley(7) Director Age: 50	Since 2017*	Attorney; serves on the Boards of the Addison Gallery of American Art at Phillips Academy Andover, National Humanities Center, and Greenwich Country Day School; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—	9

Daniel D. Harding Director Age: 65	Since 2015**	Managing General Partner of the Global Equity Income Fund (private investment fund); Director of TRC (private asset management); General Partner of Latitude Capital Partners, LLC (private investment); Director of Legg Mason Investment Counsel, LLC and Chair of Investment Committee (2010-2012)	Morristown Medical Center; Atlantic Health Systems; Ocean Reef Community Foundation; and Ocean Reef Medical Center Foundation	3

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Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Director
Michael J. Melarkey Director Age: 68	Since 2018*	Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)	24

Kuni Nakamura(7) Director Age: 49	Since 2016*	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—	33

Werner J. Roeder(6) Director Age: 77	Since 2001**	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—	23

Anthonie C. van Ekris(7) Director Age: 83	Since 1992***	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—	22

Salvatore J. Zizza(8) Director Age: 72	Since 1991***	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)	30

OFFICERS:

Name, Position with the Fund, Age, and Business Address(1)	Length of Time Served(9)	Principal Occupation(s) During Past Five Years
Bruce N. Alpert President Age: 66	Since 1988	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer and Principal Financial and Accounting Officer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex Since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

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Agnes Mullady Vice President Age: 59	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G. distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016

Andrea R. Mango Secretary and Vice President Age: 45	Since 2013	Vice President of GAMCO Investors, since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

Laurissa M. Martire Ombudsman Age: 41	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2016) and Assistant Vice President (2003-2016) of GAMCO Investors, Inc.

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

(3)

The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)

“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli and Dinsmore are each considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Adviser.

(5)

Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors. None of the Independent Directors (with the possible exceptions as described in this Statement of Additional Information) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2017.

(6)	Director elected solely by holders of the Fund’s Preferred Stock.
(7)

Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, Mr. Zizza is an independent director of Gabelli International Ltd., Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, and Mr. Birch is a director of GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited IIE, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

(8)

On September 9, 2015, Mr. Zizza entered into a settlement with the Securities and Exchange Commission (the “SEC”) to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

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(9)

Includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or until his or her successor is elected and qualifies

*	Term continues until the Fund’s 2021 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2019 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
***	Term continues until the Fund’s 2020 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

The Board believes that each Director’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Director. Each Director’s ability to perform his or her duties effectively has been attained in large part through the Director’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.

Interested Directors

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Executive Chairman of Associated Capital Group, Inc. (“Associated Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He also serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Thomas H. Dinsmore, CFA. Mr. Dinsmore is a portfolio manager of other funds in the Gabelli/GAMCO Fund Complex, including the Bancroft Fund Ltd., which he has been managing since 1996, and the Ellsworth Growth and Income Fund Ltd., which he co-founded and has been managing since 1996. From 1996 to 2015, he was Chairman and Chief Executive Officer of Dinsmore Capital Management. He is a member of the Executive Committee of the Closed-End Fund Association and formerly served as its president. Mr. Dinsmore received a Bachelor’s degree in Economics from the Wharton School of Business at the University of Pennsylvania and an M.A. degree in Economics from Fairleigh Dickinson University.

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Independent Directors

John Birch. Mr. Birch is a Partner of The Cardinal Partners Global, a strategic advisory firm, providing strategic advice and distribution support to international investment managers. He is a member of the Fund’s Audit Committee and serves on the board of another fund in the Fund Complex. Mr. Birch is also a board member of the GAMCO International SICAV. From 2005 to 2015, Mr. Birch served as the Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer, and Chief Risk Officer of the Sentinel Group Funds. His other experience includes Vice President of Transfer Agency at State Street Bank in Luxembourg; Chief Operating Officer and Senior Vice President of American Skandia Investment Services, Inc.; Chief Operating Officer and Executive Vice President (Partner) of International Fund Administration, Ltd.; Chief Administrative Officer and Senior Vice President – Mutual Funds Division and Managing Director of Gabelli Funds, Inc.; and senior roles at Kansallis Banking Group and Privatbanken A/S. Mr. Birch received his Master of Tax from Metropolitan University College (Copenhagen) and attended the Program for Management Development at the Harvard Graduate School of Business.

E. Val Cerutti. Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. Mr. Cerutti is a member of the Fund’s ad hoc Proxy Voting Committee and serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. He formerly served as a director of The LGL Group, Inc., a diversified manufacturing company. Mr. Cerutti was President and Chief Operating Officer of Stella D’oro Biscuit Co., and served on the board of advisers of the Hagan School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor’s degree from Fordham University and M.B.A. from Iona College.

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. Mr. Colavita is Chairman of the Fund’s Nominating Committee and serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $30 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and Juris Doctor from Pace University School of Law.

Vincent D. Enright. Mr. Enright is Chairman of the Fund’s Audit Committee and has been designated as the Fund’s Audit Committee Financial Expert. He is also a member of the Fund’s ad hoc Pricing Committee and a member of both multi-fund ad hoc Compensation Committees. Mr. Enright serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior executive and Chief Financial Officer of KeySpan Corp., an energy public utility, for four years. Mr. Enright is a former director of a therapeutic and diagnostic company and served as Chairman of its Compensation Committee and as a member of its Audit Committee. He is a former director of a pharmaceutical company and a diversified manufacturing company. Mr. Enright received his Bachelor’s degree from Fordham University and completed the Advanced Management Program at Harvard University.

Leslie F. Foley. Ms. Foley is an attorney currently serving on the boards of the Addison Gallery of American Art at Phillips Academy Andover, National Humanities Center, and Greenwich Country Day School. She serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Ms. Foley was previously Vice President, Global Ethics & Compliance and Associate General Counsel for

16

News Corporation. She also served in the White House Counsel’s Office as Associate Counsel to President George W. Bush. Earlier in her career, Ms. Foley served as Counsel for O’Melveny and Myers LLP; Managing Director of Fixed Income Legal at Bear, Stearns & Co. Inc.; associate at Dewey Ballantine LLP; and law clerk to Judge Diarmuid F. O’Scannlain of the United States Court of Appeals for the Ninth Circuit. She graduated from Yale University magna cum laude and from the University of Virginia School of Law where she was an editor of the Virginia Law Review.

Daniel D. Harding, CFA. Mr. Harding is the Managing General Partner of the Global Equity Income Fund, a private investment fund. He is also General Partner of Latitude Capital LLC, a private investment firm specializing in asset backed lending and tax lien securities. Mr. Harding serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Harding is co-founder and was Chief Investment Officer of Harding Loevner Management LP, an investment advisory firm, from 1989 through 2003. Prior to founding Harding Loevner, he was a Trust Investment Officer at American National Bank and a partner and associate for the Rockefeller Family Office. He is a director of TRC, a private asset management firm, and was a director of Legg Mason Investment Counsel, LLC and chair of the Investment Committee from 2010 to 2012. Mr. Harding is engaged in numerous not for profit organizations with fiduciary responsibilities including Morristown Medical Center, Atlantic Health Systems, Ocean Reef Community Foundation, and Ocean Reef Medical Center Foundation. He received his undergraduate degree from Colgate University, and is a CFA and CIC charterholder.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, recently retired from the active practice of law, and is of counsel to the firm of McDonald Carano and Wilson in Reno Nevada. Mr. Melarkey serves on the boards of other funds in the Gabelli/GAMCO Fund complex and is a member of the multi-fund ad hoc Compensation Committees. He is currently Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations, including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an owner of Pioneer Crossing Casino Group consisting of three Nevada casinos and an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. Mr. Nakamura is a member of the Fund’s ad hoc Pricing Committee. Mr. Nakamura serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He also serves as a director of the Gabelli Merger Plus+ Trust Plc. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He chairs the Endowment Management Committee and is a member of the Audit Committee. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Werner J. Roeder, M.D. Dr. Roeder is a retired physician with over forty-five years of experience and former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital in Bronxville, New York. As Vice President of Medical Affairs at Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Nominating and ad hoc Proxy Voting Committees, and a member of both multi-fund ad hoc Compensation Committees. Dr. Roeder serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently served in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

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Anthonie C. van Ekris. Mr. van Ekris is the Lead Independent Director of the Fund. He has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex and as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He is a member of the Fund’s Audit, Nominating, ad hoc Proxy Voting and ad hoc Pricing Committees, and a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, Mr. Zizza is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. van Ekris as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Board and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of mailers including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters, or assigns one of its members to work with directors or trustees of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Directors, other than Messrs. Mario J. GabeIli and Thomas H. Dinsmore, are Independent Directors, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Directors meet regularly in executive session and chair all committees of the Board.

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The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Board Committees

The Directors serving on the Fund’s Nominating Committee are Mr. Colavita (Chairman), Dr. Roeder, and Mr. Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board of Directors in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met twice during the fiscal year ended December 31, 2017.

Messrs. Vincent D. Enright (Chairman), John Birch, and Salvatore J. Zizza, who are not “interested persons” of the Fund as defined in the 1940 Act, serve on the Fund’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board of Directors and the Fund’s independent registered public accounting firm. The Audit Committee met two times during the fiscal year ended December 31, 2017.

The Fund also has an ad hoc Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund’s portfolio for such period as the Board may determine. The Directors serving on the Fund’s ad hoc Proxy Voting Committee are Mr. E. Val Cerutti, Dr. Werner J. Roeder, and Mr. Salvatore J. Zizza. The Proxy Voting Committee did not meet during the fiscal year ended December 31, 2017.

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Beneficial Ownership of Stock Held in the Fund and the Fund Complex for Each Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director.

Name of Director	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1)(2)
Interested Directors:
Mario J. Gabelli	E	E
Thomas H. Dinsmore	A	E

Independent Directors:
John Birch(3)	A	E
E. Val Cerutti	E	E
Anthony S. Colavita(4)	A	B
Vincent D. Enright	A	E
Leslie F. Foley	A	B
Daniel D. Harding	D	E
Michael J. Melarkey(3)	A	E
Kuni Nakamura	C	E
Werner J. Roeder	E	E
Anthonie C. van Ekris	B	E
Salvatore J. Zizza	C	E

*	Key to Dollar Ranges
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	Over $100,000
All	shares were valued as of December 31, 2017.
(1)	This information has been furnished by each Director as of December 31, 2017. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)

The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

(3)	Messrs. Birch and Melarkey became Directors of the Fund on February 22, 2018.
(4)	Mr. Anthony S. Colavita became a Director of the Fund on May 16, 2018.

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Set forth in the table below is the amount of interests beneficially owned by each Independent Director or his or her immediate family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Investment Adviser and/or affiliates and in that event would be deemed to be under common control with the Investment Adviser.

Name of Independent Director	Name of Owner and Relationsh ips to Director	Company	Title of Class	Value of Interests(1) Value of Interests(1)	Percent of Class(2)
Michael J. Melarkey	Same	Gemini Global Partners, L.P.	Limited Partnership Interests	$675,466	6.38%
Michael J. Melarkey	Same	The LGL Group, Inc.	Common Stock	$70,976	*
Michael J. Melarkey	Same	ICTC Group, Inc.	Common Stock	$47,320	*
Michael J. Melarkey	Same	Morgan Group Holdings, Inc.	Common Stock	$520	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$279,600	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$12,358	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$5	*
Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$34,800	*
Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc.	Common Stock	$240	*
Anthonie C. van Ekris	Same	ICTC Group, Inc.	Common Stock	$140	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,345,043	*
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$331,115	*

(1)	This information has been furnished as of December 31, 2017.
(2)	As asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Remuneration of Directors and Officers

The Fund pays each Independent Director an annual retainer of $3,000 plus $750 for each Board meeting attended. Each Independent Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Independent Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out of pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2017 amounted to $71,000. During the fiscal year ended December 31, 2017, the Directors of the Fund met four times, all of which were regular Board meetings. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

The following table sets forth certain information regarding the compensation of the Directors and officers, if any, who were compensated by the Fund rather than the Adviser, for the fiscal year ended December 31, 2017 and by the Fund Complex for the calendar year ended December 31, 2017.

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COMPENSATION TABLE

Name of Person and Position	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Directors and Officers(1)
INTERESTED DIRECTORS:
Mario J. Gabelli Chairman and Chief Investment Officer	$0	$0	(0)
Thomas H. Dinsmore Director	$0	$0	(0)
INDEPENDENT DIRECTORS:
John Birch(2)	$0	$0	(0)
E. Val Cerutti	$6,000	$40,000	(7)
Anthony J. Colavita(3)	$9,500	$380,750	(36)
Anthony S. Colavita(4)	$0	$66,166	(17)
Vincent D. Enright	$10,000	$224,000	(17)
Dugald A. Fletcher(5)	$6,000	$23,000	(2)
Leslie F. Foley	$5,558	$29,733	(9)
Daniel D. Harding	$6,000	$38,000	(3)
Michael J. Melarkey(2)	$0	$156,883	(23)
Kuni Nakamura	$6,000	$276,333	(33)
Anthony R. Pustorino(6)	$1,700	$149,792	(13)
Werner J. Roeder	$6,500	$186,500	(23)
Anthonie C. van Ekris	$7,000	$220,000	(22)
Salvatore J. Zizza	$7,500	$319,00	(30)
OFFICER:
Laurissa M. Martire Vice President and Ombudsman	$75,000

(1)

Represents the total compensation paid to such persons during the fiscal year ended December 31, 2017, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

(2)	Messrs. Birch and Melarkey were appointed to the Board on February 22, 2018.
(3)	Mr. Anthony J. Colavita resigned as a Director of the Fund effective May 16, 2018.
(4)	Mr. Anthony S. Colavita was appointed to the Board on May 16, 2018.
(5)	Mr. Fletcher resigned as a Director of the Fund effective November 27, 2017.
(6)	Mr. Pustorino resigned as a Director of the Fund on February 23, 2017.

Limitation of Directors’ and Officers’ Liability

The Governing Documents provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents protects or indemnifies a Director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

Gabelli Funds, LLC serves as the Fund’s Investment Adviser pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”). The Investment Adviser is a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $23.2 billion as of March 31, 2018. The Investment Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which

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holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, endowments, and The GAMCO Mathers Fund, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately of $17.6 billion as of March 31, 2018; Teton Advisors, Inc. and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $3.3 billion as of March 31, 2018, act as investment advisers to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.6 billion as of March 31, 2018; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $30 million as of March 31, 2018. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP the principal shareholder of Teton Advisors, Inc., as of March 31, 2018. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their investment advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their investment advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the investment advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to procedures, approved by the Board, believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

Under the terms of the Investment Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board. In addition, under the Investment Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the net asset value of the Fund’s shares. Expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, underwriting

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compensation and reimbursements in connection with sales of the Fund’s securities, the costs of utilizing a third party to monitor and collect class action settlements on behalf of the Fund, expenses in connection with the preparation of SEC filings, the fees and expenses of Directors who are not officers or employees of the Investment Adviser of its affiliates, compensation and other expenses of officers and employees of the Fund (including, but not limited to, the Chief Compliance Officer, Vice President and Ombudsman) as approved by the Directors, charges of the custodian, any sub-custodian and transfer agent and dividend paying agent, expenses in connection with the Automatic Dividend Reinvestment Plan and the Voluntary Cash Purchase Plan, accounting and pricing costs, membership fees in trade associations, expenses for legal and independent accountants’ services, costs of printing proxies, share certificates and shareholder reports, fidelity bond coverage for Fund officers and employees, Directors’ and officers’ errors and omissions insurance coverage, and stock exchange listing fees will be an expense of the Fund unless the Investment Adviser voluntarily assumes responsibility for such expenses.

The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average daily net assets including the liquidation value of such preferred shares, subject to the voluntary fee waiver for the Reduced Fee Preferred. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the applicable series of its currently outstanding preferred shares for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate or corresponding swap rate of each particular series of currently outstanding preferred shares, prorated during the year such series is issued and the final year such series is outstanding. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of currently outstanding preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

Because the investment advisory fees are based on a percentage of total assets, which includes assets attributable to the Fund’s use of leverage (but excludes assets attributable to the Fund’s Reduced Fee Preferred when such Reduced Fee Preferred are subject to the fee reduction), the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interest of the Fund. The Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage.

Pursuant to the Investment Advisory Agreement, for the fiscal years ended December 31, 2015, 2016 and 2017, the Investment Adviser earned $1,066,326, $963,896 and $1,022,071, respectively, for advisory and administrative services rendered to the Fund.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

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Additionally, the Investment Adviser has entered into a sub-administration agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and Teton Advisors, Inc. and administered by the Sub- Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion but less than $15 billion, 0.01% of the aggregate average net assets in excess of $15 billion and 0.008% of the aggregate average net assets in excess of $20 billion.

Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually (i) by the Fund’s Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement was most recently approved by a majority of the Fund’s Board, including a majority of the Directors who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board held on May 16, 2018.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement for the Fund will be available in the semiannual report to shareholders for the six months ended June 30, 2018.

The Advisory Agreement terminates automatically on its assignment (as defined in the 1940 Act) and may be terminated without penalty on 60 days’ written notice by the Fund’s Board of Directors, by a vote of a majority of the Fund’s shares or by the Investment Adviser.

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Portfolio Manager Information

Other Accounts Managed

The information below lists other accounts for which each portfolio manager was primarily responsible for the day to day management during the fiscal year ended December 31, 2017.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Mario J. Gabelli	Registered Investment Companies:	25	$23.9 billion	5	$5.6 billion
	Other Pooled Investment Vehicles:	11	$1.2 billion	8	$934.9 million
	Other Accounts:	1,220	$15.5 billion	5	$1.3 billion
Thomas H. Dinsmore	Registered Investment Companies:	3	$336.4 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	8	$8.0 million	0	0
James A. Dinsmore	Registered Investment Companies:	3	$336.4 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	6	$6.8 million	0	0
Jane D. O’Keefe	Registered Investment Companies:	3	$336.4 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	9	$12.4 million	0	0

Ownership of Shares in the Fund

As of December 31, 2017, the portfolio managers of the Fund own the following amounts of equity securities of the Fund.

Name	Dollar Range of Equity Securities Held in Fund
Mario J. Gabelli	Over $1 million
Thomas H. Dinsmore	$0
James A. Dinsmore	$10,001-$50,000
Jane D. O’Keefe	$0

Potential Conflicts of Interest

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

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Allocation of Limited Time and Attention. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Fund.

Selection of Broker/Dealers. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

Allocation of Limited Investment Opportunities. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Investment Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Investment Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Investment Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Investment Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure for Portfolio Managers

The compensation for the Portfolio Managers for the Fund is structured to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary and incentive based variable compensation based on a percentage of net revenue received by the Investment Adviser for

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managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of incentive based variable compensation is based on an evaluation by the Investment Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

Compensation Structure for Mario J. Gabelli

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Additionally, Mr. Gabelli receives a percentage of net management fees as a relationship manager for accounts managed by affiliates. He receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may enter into and has arrangements to defer or waive his compensation.

Portfolio Holdings Information

Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Investment Adviser’s legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and their shareholders and, if a potential conflict between the Investment Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who

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are not considered to be “interested persons” (as defined in the 1940 Act). These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

(4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Investment Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

(6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.

As of the date of this SAI, the Fund makes information about portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is the Prospectus. The Fund’s proxy voting service is Broadridge Investor Communication Services. Bowne & Co., Inc. and Data Communique provide typesetting services for the Fund and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Investment Adviser. Other than those arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

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Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Investment Adviser, nor any of the Investment Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There may be no stated commission in the case of securities traded in OTC markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, G.research, LLC (“G.research”), an affiliate of the Investment Adviser, may execute transactions in the OTC markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board has determined that portfolio transactions may be executed through G.research and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker-dealers for similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

During the fiscal years ended December 31, 2015, 2016 and 2017, the Fund paid aggregate brokerage commissions of $19,181, $30,293 and $10,077, respectively. During the fiscal years ended December 31, 2015, 2016 and 2017, the Fund paid to G.research brokerage commissions on security trades of $16,277, $15,028 and $6,965, respectively. Such amount represents approximately 85%, 60% and 69% of the Fund’s aggregate brokerage commissions paid during the fiscal years ended December 31, 2015, 2016 and 2017, respectively. The percentages of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through G.research during the fiscal years ended December 31, 2015, 2016 and 2017 were approximately 71%, 50% and 74%, respectively.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment

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Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. For example, an increase in the Fund’s participation in risk arbitrage situations would increase the Fund’s portfolio turnover rate. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund’s portfolio turnover rate for the fiscal years ended December 31, 2016 and December 31, 2017 was 71% and 24%, respectively.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its common and preferred shareholders. This summary does not discuss the consequences of an investment in the Fund’s notes or subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

Except as expressly provided otherwise, this discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special tax rules and shareholders owning a large position in the Fund), nor does this discussion address any state, local, or foreign tax concerns.

The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

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(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes annually at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, generally it would be taxed on all of its taxable income and gains in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. Such distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends would be

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eligible (i) to be treated as qualified dividend income eligible to be taxed at long term capital gain rates in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Gain or loss on the sale of securities by the Fund will generally be long term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long term or short term, depending upon the holding period of the security. The Fund does not have control over the exercise of the call options it writes and thus does not control the timing of such taxable events.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be short term or long term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short term or long term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, options on most stock indices and any non-equity options, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on

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those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year, thereby potentially causing the Fund to recognize gain in advance of a corresponding receipt of cash. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long term capital gain or loss, and 40% of such net gain or loss will be treated as short term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of the PFIC rules, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income, as discussed below under “Taxation of Shareholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received in cash. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income tax on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of Fund-level income or excise taxes. To avoid this result, the Fund may be required to borrow money or dispose of securities at inopportune times or on unfavorable terms, forgo favorable investments, or take other actions that it would otherwise not take, to be able to make distributions to its shareholders.

If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid imposition of Fund-level income or excise taxes.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an equal an amount equal to their pro rata portions of

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such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income liability. A taxpayer’s ability to use a foreign tax deduction or credit is subject to limitations under the Code. If the Fund makes this election, it will furnish its shareholders with a written notice after the close of the taxable year.

Taxation of Shareholders

The Fund may either distribute or retain for reinvestment all or part of its net capital gain (i.e., the excess of net long term capital gain over net short term capital loss). If any such gain is retained, the Fund will be subject to regular corporate income tax on the retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions paid by the Fund from its investment company taxable income generally are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits (“ordinary income dividends”). Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gain rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or the reduced rates applicable to qualified dividend income.

Properly reported distributions of net capital gain (“capital gain distributions”), if any, are taxable to shareholders at the reduced rates applicable to long term capital gain, regardless of how long the shareholder has held the Fund’s shares. Capital gain distributions are not eligible for the dividends received deduction.

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred shares, and then to the Fund’s common shares.

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The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, and qualified dividend income) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends eligible for dividends received deduction, and dividends that constitute qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as paid by the Fund and received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Except as discussed below in the case of a redemption or repurchase of shares, upon a sale, exchange or other disposition of shares, a shareholder will generally realize a capital gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. There are a number of limitations on the use of capital losses under the Code.

In general, a redemption or repurchase of shares should be treated as a sale or exchange of such shares under section 302 of the Code, if the distribution of cash (a) is “substantially disproportionate” with respect to the shareholder, (b) results in a “complete redemption” of the shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in the Fund and also requires the shareholder to own less than 50% of the voting power of all classes entitled to vote immediately after the redemption. A “complete redemption” of a shareholder’s interest generally requires that all common and preferred shares of the Fund owned by such shareholder be disposed of. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s proportionate interest in the Fund, which should result if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his proportionate interest in the Fund. In determining whether any of these tests has been met, any common and preferred shares actually owned, as well as shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account.

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If the repurchase or redemption of your shares meets any of these three tests for “sale or exchange” treatment, you will recognize gain or loss equal to the difference between the amount of cash and the fair market value of other property received pursuant to the redemption and the adjusted tax basis of the redeemed shares. If none of the tests described above are met with respect to a redemption, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant shares. The tax basis in the redeemed shares will be transferred to any remaining shares held by you in the Fund. In addition, if the redemption of shares is treated as a “dividend” to a shareholder, a constructive dividend under certain provisions of the Code may result to a non-redeemed shareholder whose proportionate interest in the earnings and assets of the Fund has been increased as a result of such redemption.

Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Ordinary income dividends, capital gain distributions and gain on the sale of Fund shares also may be subject to state, local and foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. A foreign investor generally will not be subject to U.S. federal income or withholding tax on any gain realized in respect of any distributions of net capital gain (including net capital gain retained by the Fund but credited to shareholders) or upon the sale or other disposition of shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States, or in the case of an individual, if the foreign investor is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Properly reported ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a RIC’s “qualified net interest income” (generally, the RIC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a RIC’s “qualified short term gains” (generally, the excess of the RIC’s net short term capital gain over the RIC’s net long term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short term gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short term gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short term gains.

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Withholding is generally required at a rate of 30% on dividends in respect of, and after December 31, 2018, on gross proceeds from the sale of, the Fund’s shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which the Fund’s shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and after December 31, 2018, gross proceeds from the sale of, the Fund’s shares held by an investor that is a non-financial non-U.S. entity will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund or other applicable withholding agent will in turn be required to provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s shares.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s shares.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF CERTAIN PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE DISCUSSION SET FORTH ABOVE IS SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN OUR SHARES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.

NET ASSET VALUE

The net asset value of the Fund’s shares is computed based on the market value of the securities it holds and is determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

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Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Options are valued using market quotations. When market quotations are not readily available, options are valued from broker quotes. In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black Scholes model.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders will not be able to purchase or sell common shares currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

BENEFICIAL OWNERS

As of June 18, 2018, the following were known to the Fund to be a beneficial owner of more than 5% of the Fund’s outstanding common stock:

Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class
Mario J. Gabelli and affiliates	Common	1,597,188 (beneficial)*	11.2%
One Corporate Center
Rye, NY 10580-1422

Morgan Stanley	Common	717,048 (beneficial)	5.0%
1585 Broadway
New York, NY 10036

*

Comprised of 491,090 shares of Common Stock owned directly by Mr. Gabelli, 10,000 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, and 1,096,098 shares of Common Stock owned by GAMCO Investors, Inc. or its affiliates.

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As of June 18, 2018, the Directors and Officers of the Fund as a group beneficially owned 11.9% of the Fund’s outstanding common shares and 1.0% of the Fund’s outstanding preferred shares.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of section 17A of the Exchange Act. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any

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statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached as Appendix A. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling 800-422-3554, or on the Registrant’s website at http://www.gabelli.com, and (ii) on the Commission’s website at http://www.sec.gov.

Code of Ethics

The Fund and the Investment Adviser have adopted a Code of Ethics. This Code of Ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the Code of Ethics. The Code of Ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Joint Code of Ethics for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a Joint Code of Ethics that serves as a code of conduct. The Joint Code of Ethics sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The Joint Code of Ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Joint Code of Ethics is also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov), and copies of the Joint Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Financial Statements

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2017, together with the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference to the Fund’s annual report to shareholders. All other portions of the annual report to shareholders are not incorporated herein by reference and are not a part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

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APPENDIX A

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)5.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

[5]	With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

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Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel

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may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

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In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

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The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

* Shareholder Vote Instruction Forms (“VIFs”)—Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

* Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

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7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

* Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

* Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

* Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

* Qualifications

* Nominating committee in place

* Number of outside directors on the board

* Attendance at meetings

* Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

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Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

* Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

* Amount of stock currently authorized but not yet issued or reserved for stock option plans

* Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

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Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

* State of Incorporation

* Management history of responsiveness to shareholders

* Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

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In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

* Dilution of voting power or earnings per share by more than 10%.

* Kind of stock to be awarded, to whom, when and how much.

* Method of payment.

* Amount of stock already authorized but not yet issued under existing stock plans.

* The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

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Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Proxy access is a tool to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

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